                         MONTHLY SERVICER'S CERTIFICATE

           AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

              -------------------------------------------------

                 AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

              --------------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Centurion Bank and American Express Receivables Financing Corporation II, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on December 16, 2002 and covers activity from October 26, 2002 through November 24, 2002.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.



     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 13th day of December, 2002.



                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC., as Servicer

                                          By:    /s/ Robin Flanagan
                                                 ----------------------------
                                          Name:  Robin Flanagan
                                          Title: Director
                                                 CSBS - Forecast & Planning

I.  Monthly Period Trust Activity
-------------------------------------------------------------------------------


A. Trust Activity                                     Trust Totals
-----------------                                     ------------

Number of days in period                                        30
Beginning Principal Receivable Balance           19,690,862,931.65
Special Funding Account Balance                               0.00
Beginning Total Principal Balance                19,690,862,931.65

Finance Charge Collections (excluding               235,166,249.20
  Discount Option & Recoveries)
Discount Percentage                                          2.00%
Discount Option Receivables Collections              73,012,431.94
Premium Option Receivables Collections                        0.00
Recoveries                                           14,582,787.22
Total Collections of Finance Charge Receivables     322,761,468.36
Total Collections of Principal Receivables        3,577,609,165.01
Monthly Payment Rate                                      18.1689%
Defaulted amount                                    110,374,183.42
Annualized Default Rate                                    6.7938%   (1)
Trust Portfolio Yield                                     13.1231%   (1)
New Principal Receivables                         3,763,586,662.63
Ending Principal Receivables Balance             19,766,466,245.84
Ending Required Minimum Principal Balance        18,109,750,000.00
Ending Transferor Amount                          2,841,466,245.84
Ending Special Funding Account Balance                        0.00
Ending Total Principal Balance                   19,766,466,245.84

(1) During the third quarter of 2002, the Servicer changed the system it uses to track past due card accounts sent to outside collection agencies. As a result of the shift to this new system, ther was a delay in capturing data related to accounts that had entered into bankruptcy. The Servicer's practice is to charge-off accounts upon bankruptcy. Because of the delay in capturing data, some accounts were reported as delinquent in August through October 2002 instead of being charged-off during those months. The system was adjusted during the fourth quarter of 2002, and the affected amounts are self-adjusting as billing cycles proceed into early December. Approximately 70% of the accounts that should have been charged-off earlier are included in the defaulted amount reported in the monthly activity for November 2002, and the balance will be included in the defaulted amount for the next monthly period.

The table below estimates Trust default rates, portfolio yield and delinquencies for August through November 2002 had the system reflected the affected accounts as charged-off at the time of bankruptcy.

                                                            Estimated
(in millions, except percentages)     As Reported           Revision
Default rate (Aug.)                       6.03%                6.09%
Trust portfolio yield (Aug.)             13.81%               13.75%
Total 30+ days delinquent                  $633                 $632

Default rate (Sep.)                       5.97%                6.26%
Trust portfolio yield (Sep.)             14.32%               14.03%
Total 30+ days delinquent                  $637                 $631

Default rate (Oct.)                       5.79%                6.30%
Trust portfolio yield (Oct.)             14.68%               14.18%
Total 30+ days delinquent                  $678                 $664

Default rate (Nov.)                       6.79%                6.31%
Trust portfolio yield (Nov.)             13.12%               13.62%
Total 30+ days delinquent                  $669                 $663



The Servicer believes that the system delay did not have a significant effect on the reported Trust payment rate. The system delay did not impact reported cash flows for the Trust, did not result in any failure to make any payment or deposit required under the pooling and servicing agreement and did not at any time cause principal balances in the Trust to fall below the required minimum.




B. Series Allocations                                                             Series 1998-1      Series 1999-1     Series 1999-2
---------------------                                                             -------------      -------------     -------------
Group Number                                                                                  2                  1                 1
Invested Amount                                                                1,000,000,000.00   1,000,000,000.00    500,000,000.00
Adjusted Invested Amount                                                       1,000,000,000.00   1,000,000,000.00    500,000,000.00
Principal Funding Account Balance                                                          0.00               0.00              0.00
Series Required Transferor Amount                                                 70,000,000.00      70,000,000.00     35,000,000.00
Series Allocation Percentage                                                              5.91%              5.91%             2.95%
Series Alloc. Finance Charge Collections                                          19,070,101.53      19,070,101.53      9,535,050.76
Series Allocable Recoveries                                                          861,612.24         861,612.24        430,806.12
Series Alloc. Principal Collections                                              211,380,157.46     211,380,157.46    105,690,078.73
Series Allocable Defaulted Amount                                                  6,521,369.77       6,521,369.77      3,260,684.89

B. Series Allocations                       Series 1999-3                         Series 1999-5                        Series 2000-1
---------------------                       -------------                         -------------                        -------------

Group Number                                            2                                     2                                    1
Invested Amount                          1,000,000,000.00                        500,000,000.00                       500,000,000.00
Adjusted Invested Amount                 1,000,000,000.00                        500,000,000.00                       500,000,000.00
Principal Funding Account Balance                    0.00                                  0.00                                 0.00
Series Required Transferor Amount           70,000,000.00                         35,000,000.00                        35,000,000.00
Series Allocation Percentage                        5.91%                                 2.95%                                2.95%
Series Alloc. Finance Charge Collections    19,070,101.53                          9,535,050.76                         9,535,050.76
Series Allocable Recoveries                    861,612.24                            430,806.12                           430,806.12
Series Alloc. Principal Collections        211,380,157.46                        105,690,078.73                       105,690,078.73
Series Allocable Defaulted Amount            6,521,369.77                          3,260,684.89                         3,260,684.89

B. Series Allocations                       Series 2000-2      Series 2000-3      Series 2000-4      Series 2000-5     Series 2001-1
---------------------                       -------------      -------------      -------------      -------------     -------------

Group Number                                            2                  2                  2                  2                 2
Invested Amount                            500,000,000.00   1,000,000,000.00   1,212,122,000.00     787,878,000.00    750,000,000.00
Adjusted Invested Amount                   500,000,000.00   1,000,000,000.00   1,212,122,000.00     787,878,000.00    750,000,000.00
Principal Funding Account Balance                    0.00               0.00               0.00               0.00              0.00
Series Required Transferor Amount           35,000,000.00      70,000,000.00      84,848,540.00      55,151,460.00     52,500,000.00
Series Allocation Percentage                        2.95%              5.91%              7.16%              4.66%             4.43%
Series Alloc. Finance Charge Collections     9,535,050.76      19,070,101.53      23,115,289.60      15,024,913.45     14,302,576.15
Series Allocable Recoveries                    430,806.12         861,612.24       1,044,379.16         678,845.33        646,209.18
Series Alloc. Principal Collections        105,690,078.73     211,380,157.46     256,218,539.22     166,541,775.70    158,535,118.10
Series Allocable Defaulted Amount            3,260,684.89       6,521,369.77       7,904,695.77       5,138,043.77      4,891,027.33

B. Series Allocations                       Series 2001-2      Series 2001-3      Series 2001-4      Series 2001-5     Series 2001-6
---------------------                       -------------      -------------      -------------      -------------     -------------

Group Number                                            1                  2                  2                  2                 2
Invested Amount                            250,000,000.00     750,000,000.00     725,000,000.00     500,000,000.00    700,000,000.00
Adjusted Invested Amount                   250,000,000.00     750,000,000.00     725,000,000.00     500,000,000.00    700,000,000.00
Principal Funding Account Balance                    0.00               0.00               0.00               0.00              0.00
Series Required Transferor Amount           17,500,000.00      52,500,000.00      50,750,000.00      35,000,000.00     49,000,000.00
Series Allocation Percentage                        1.48%              4.43%              4.28%              2.95%             4.14%
Series Alloc. Finance Charge Collections     4,767,525.38      14,302,576.15      13,825,823.61       9,535,050.76     13,349,071.07
Series Allocable Recoveries                    215,403.06         646,209.18         624,668.88         430,806.12        603,128.57
Series Alloc. Principal Collections         52,845,039.37     158,535,118.10     153,250,614.16     105,690,078.73    147,966,110.22
Series Allocable Defaulted Amount            1,630,342.44       4,891,027.33       4,727,993.09       3,260,684.89      4,564,958.84

B. Series Allocations                       Series 2001-7      Series 2002-1      Series 2002-2      Series 2002-3     Series 2002-4
---------------------                       -------------      -------------      -------------      -------------     -------------

Group Number                                            2                  2                  2                  2                 2
Invested Amount                            650,000,000.00     920,000,000.00     940,000,000.00     920,000,000.00    500,000,000.00
Adjusted Invested Amount                   650,000,000.00     920,000,000.00     940,000,000.00     920,000,000.00    500,000,000.00
Principal Funding Account Balance                    0.00               0.00               0.00               0.00              0.00
Series Required Transferor Amount           45,500,000.00      64,400,000.00      65,800,000.00      64,400,000.00     35,000,000.00
Series Allocation Percentage                        3.84%              5.44%              5.55%              5.44%             2.95%
Series Alloc. Finance Charge Collections    12,395,565.99      17,544,493.41      17,925,895.44      17,544,493.41      9,535,050.76
Series Allocable Recoveries                    560,047.96         792,683.26         809,915.51         792,683.26        430,806.12
Series Alloc. Principal Collections        137,397,102.35     194,469,744.86     198,697,348.01     194,469,744.86    105,690,078.73
Series Allocable Defaulted Amount            4,238,890.35       5,999,660.19       6,130,087.59       5,999,660.19      3,260,684.89



B. Series Allocations                             Series 2002-5    Series 2002-6                                        Trust Total
---------------------                             -------------    -------------                                        -----------
Group Number                                                  2                2
Invested Amount                                  600,000,000.00   720,000,000.00                                  16,925,000,000.00
Adjusted Invested Amount                         600,000,000.00   720,000,000.00                                  16,925,000,000.00
Principal Funding Account Balance                          0.00             0.00                                               0.00
Series Required Transferor Amount                 42,000,000.00    50,400,000.00                                   1,184,750,000.00
Series Allocation Percentage                              3.55%            4.25%                                               100%
Series Alloc. Finance Charge Collections          11,442,060.92    13,730,473.10                                     322,761,468.36
Series Allocable Recoveries                          516,967.35       620,360.82                                      14,582,787.22
Series Alloc. Principal Collections              126,828,094.48   152,193,713.37                                   3,577,609,165.01
Series Allocable Defaulted Amount                  3,912,821.86     4,695,386.24                                     110,374,183.42

C. Group Allocations
--------------------

1. Group 1 Allocations                                                            Series 1999-1   Series 1999-2       Series 2000-1
----------------------                                                            -------------   -------------       -------------

Investor Finance Charge Collections                                               16,391,433.40    8,195,716.70        8,195,716.70

Investor Monthly Interest                                                          4,473,268.23    2,369,029.95        2,853,665.36
Investor Default Amount                                                            5,605,350.25    2,802,675.12        2,802,675.12
Investor Monthly Fees                                                              1,666,666.67      833,333.33          833,333.33
Investor Additional Amounts                                                                0.00            0.00                0.00
Total                                                                             11,745,285.14    6,005,038.41        6,489,673.82

Reallocated Investor Finance Charge Collections                                   16,391,433.40    8,195,716.70        8,195,716.70
Available Excess                                                                   4,646,148.26    2,190,678.30        1,706,042.88

1. Group 1 Allocations                            Series 2001-2                                                       Group 1 Total
----------------------                            -------------                                                       -------------

Investor Finance Charge Collections                4,097,858.35                                                       36,880,725.15

Investor Monthly Interest                          1,105,452.47                                                       10,801,416.02
Investor Default Amount                            1,401,337.56                                                       12,612,038.06
Investor Monthly Fees                                416,666.67                                                        3,750,000.00
Investor Additional Amounts                                0.00                                                              0.00
Total                                              2,923,456.70                                                       27,163,454.07

Reallocated Investor Finance Charge Collections    4,097,858.35                                                       36,880,725.15
Available Excess                                   1,174,401.65                                                        9,717,271.08

2. Group 2 Allocations                            Series 1998-1    Series 1999-3                  Series 1999-5
----------------------                            -------------    -------------                  -------------

Investor Finance Charge Collections               16,391,433.40    16,391,433.40                   8,195,716.70

Investor Monthly Interest                          1,319,652.78     1,381,825.00                     733,300.69
Investor Default Amount                            5,605,350.25     5,605,350.25                   2,802,675.12
Investor Monthly Fees                              1,666,666.67     1,666,666.67                     833,333.33
Investor Additional Amounts                                0.00             0.00                           0.00
Total                                              8,591,669.69     8,653,841.91                   4,369,309.15

Reallocated Investor Finance Charge Collections   16,391,433.40    16,391,433.40                   8,195,716.70
Available Excess                                   7,799,763.71     7,737,591.49                   3,826,407.55

2. Group 2 Allocations                            Series 2000-2    Series 2000-3  Series 2000-4    Series 2000-5      Series 2001-1
----------------------                            -------------    -------------  -------------    -------------      -------------

Investor Finance Charge Collections                8,195,716.70    16,391,433.40  19,868,417.04   12,914,449.77       12,293,575.05

Investor Monthly Interest                            702,182.29     1,392,631.94   2,083,211.94    1,090,880.26        1,046,637.50
Investor Default Amount                            2,802,675.12     5,605,350.25   6,794,368.35    4,416,332.14        4,204,012.69
Investor Monthly Fees                                833,333.33     1,666,666.67   2,020,203.33    1,313,130.00        1,250,000.00
Investor Additional Amounts                                0.00             0.00           0.00            0.00              0.00
Total                                              4,338,190.75     8,664,648.86  10,897,783.62    6,820,342.40        6,500,650.19

Reallocated Investor Finance Charge Collections    8,195,716.70    16,391,433.40  19,868,417.04   12,914,449.77       12,293,575.05
Investment Funding Account Proceeds                                                    3,487.00
Available Excess                                   3,857,525.95     7,726,784.54   8,974,120.41    6,094,107.36        5,792,924.86






2. Group 2 Allocations                              Series 2001-3    Series 2001-4  Series 2001-5   Series 2001-6    Series 2001-7
----------------------                              -------------    -------------  -------------   -------------    -------------
Investor Finance Charge Collections                 12,293,575.05    11,883,789.22   8,195,716.70   11,474,003.38    10,654,431.71

Investor Monthly Interest                            1,033,107.29     1,004,601.28     717,090.28      963,540.28       895,163.75
Investor Default Amount                              4,204,012.69     4,063,878.93   2,802,675.12    3,923,745.17     3,643,477.66
Investor Monthly Fees                                1,250,000.00     1,208,333.33     833,333.33    1,166,666.67     1,083,333.33
Investor Additional Amounts                                  0.00             0.00           0.00            0.00             0.00
Total                                                6,487,119.98     6,276,813.55   4,353,098.74    6,053,952.12     5,621,974.74

Reallocated Investor Finance Charge Collections     12,293,575.05    11,883,789.22   8,195,716.70   11,474,003.38    10,654,431.71
Investment Funding Account Proceeds
Available Excess                                     5,806,455.07     5,606,975.67   3,842,617.97    5,420,051.26     5,032,456.97

2. Group 2 Allocations                              Series 2002-1    Series 2002-2  Series 2002-3   Series 2002-4    Series 2002-5
----------------------                              -------------    -------------  -------------   -------------    -------------

Investor Finance Charge Collections                 15,080,118.73    15,407,947.40  15,080,118.73    8,195,716.70     9,834,860.04

Investor Monthly Interest                            1,270,526.39     1,293,654.11   1,265,495.78      654,358.33       856,245.83
Investor Default Amount                              5,156,922.23     5,269,029.23   5,156,922.23    2,802,675.12     3,363,210.15
Investor Monthly Fees                                1,533,333.33     1,566,666.67   1,533,333.33      833,333.33     1,000,000.00
Investor Additional Amounts                                  0.00             0.00           0.00            0.00             0.00
Total                                                7,960,781.95     8,129,350.01   7,955,751.34    4,290,366.79     5,219,455.98

Reallocated Investor Finance Charge Collections     15,080,118.73    15,407,947.40  15,080,118.73    8,195,716.70     9,834,860.04
Investment Funding Account Proceeds
Available Excess                                     7,119,336.78     7,278,597.39   7,124,367.39    3,905,349.91     4,615,404.06

2. Group 2 Allocations                              Series 2002-6                                                    Group 2 Total
----------------------                              -------------                                                    -------------

Investor Finance Charge Collections                 11,801,832.05                                                   240,544,285.16

Investor Monthly Interest                            1,012,150.00                                                    20,716,255.73
Investor Default Amount                              4,035,852.18                                                    82,258,514.89
Investor Monthly Fees                                1,200,000.00                                                    24,458,333.33
Investor Additional Amounts                                  0.00                                                             0.00
Total                                                6,248,002.18                                                   127,433,103.96

Reallocated Investor Finance Charge Collections     11,801,832.05                                                   240,544,285.16
Investment Funding Account Proceeds                                                                                       3,487.00
Available Excess                                     5,553,829.87                                                   113,114,668.21







D. Trust Performance
--------------------

Delinquencies:

31-60 Days Delinquent:                                263,929,962
61-90 Days Delinquent:                                163,005,549
90+ Days Delinquent:                                  242,259,923
Total 30+ Days Delinquent:                            669,195,435 (1) See page 2.





II. Series 1998-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor         Transferors
A. Investor/Transferor Allocations                        Allocations          Interest              Interest
----------------------------------                        -----------       --------------         -----------
Beginning Invested /Transferor Amount                1,163,418,784.74     1,000,000,000.00      163,418,784.74
Beginning Adjusted Invested Amount                                N/A     1,000,000,000.00                 N/A
Floating Allocation Percentage                                    N/A             85.9536%            14.0464%
Principal Allocation Percentage                                   N/A             85.9536%            14.0464%
Collections of Finance Chg. Receivables                 19,070,101.53        16,391,433.40        2,678,668.13
Collections of Principal Receivables                   211,380,157.46       181,688,795.33       29,691,362.13
Defaulted Amount                                         6,521,369.77         5,605,350.25          916,019.53

Ending Invested / Transferor Amounts                 1,167,885,745.69     1,000,000,000.00      167,885,745.69


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                        Class A              Class B           Interest               Total
--------------------------------------                        -------              -------          ----------              -----

Principal Funding Account                                        0.00                 0.00                0.00               0.00
Investment Proceeds for Monthly Period                           0.00                 0.00                0.00               0.00
Reserve Draw Amount                                              0.00                 0.00                0.00               0.00
Available Reserve Account Amount                                 0.00                 0.00                0.00               0.00
Reserve Account Surplus                                          0.00                 0.00                0.00               0.00

Coupon  November 15, 2002 to December 15, 2002                1.4713%              1.6313%             1.9813%
Monthly Interest Due                                     1,045,200.52           112,375.00          162,077.26       1,319,652.78
Outstanding Monthly Interest Due                                 0.00                 0.00                0.00               0.00
Additional Interest Due                                          0.00                 0.00                0.00               0.00
Total Interest Due                                       1,045,200.52           112,375.00          162,077.26       1,319,652.78
Investor Default Amount                                  4,624,413.95           448,428.02          532,508.27       5,605,350.25
Investor Monthly Fees Due                                1,375,000.00           133,333.33          158,333.33       1,666,666.67
Investor Additional Amounts Due
Total Due                                                7,044,614.48           694,136.35          852,918.86       8,591,669.69

Reallocated Investor Finance Charge Collections                                                                     16,391,433.40
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.1231%
Base Rate                                                                                                                 3.5162%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                  Class A              Class B           Interest               Total
--------------------------------------------                  -------              -------          ----------              -----

Beginning Certificates Balance                         825,000,000.00        80,000,000.00       95,000,000.00   1,000,000,000.00
Interest Distributions                                   1,045,200.52           112,375.00          162,077.26       1,319,652.78
Principal Deposits - Prin. Funding Account                       0.00                 0.00                0.00               0.00
Principal Distributions                                          0.00                 0.00                0.00               0.00
Total Distributions                                      1,045,200.52           112,375.00          162,077.26       1,319,652.78
Ending Certificates Balance                            825,000,000.00        80,000,000.00       95,000,000.00   1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.27

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.27

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.40

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.40

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $162,077.26

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $162,077.26

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $13,522,932.56

       a. Class A Monthly Interest:                             $1,045,200.52
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,624,413.95
       e. Excess Spread:                                        $7,853,318.08

   2.  Class B Available Funds:                                 $1,311,314.67

       a. Class B Monthly Interest:                               $112,375.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,198,939.67

   3.  Collateral Available Funds:                              $1,557,186.17

       a. Excess Spread:                                        $1,557,186.17

   4.  Total Excess Spread:                                    $10,609,443.93

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.9536%

   2.  Series 1998-1 Allocable Principal
       Collections:                                           $211,380,157.46

   3.  Principal Allocation Percentage of
       Series 1998-1 Allocable Principal Collections:         $181,688,795.33

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $181,688,795.33

   6.  Shared Principal Collections from other
       Series allocated to Series 1998-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,605,350.25

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $187,294,145.58

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $95,000,000.00

   2.  Required Collateral Invested Amount                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $187,294,145.58

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1998-1

   1.  Excess Spread:                                          $10,609,443.93
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $448,428.02
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $162,077.26
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $532,508.27
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,799,763.71

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.5162%
       b. Prior Monthly Period                                        3.9433%
       c. Second Prior Monthly Period                                 4.0995%

   2.  Three Month Average Base Rate                                  3.8530%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.1231%
       b. Prior Monthly Period                                       14.6761%
       c. Second Prior Monthly Period                                14.3166%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.0386%



III. Series 1999-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor         Transferors
A. Investor/Transferor Allocations                        Allocations          Interest              Interest
----------------------------------                        -----------       --------------         -----------
Beginning Invested /Transferor Amount                1,163,418,784.74     1,000,000,000.00      163,418,784.74
Beginning Adjusted Invested Amount                                N/A     1,000,000,000.00                 N/A
Floating Allocation Percentage                                    N/A             85.9536%            14.0464%
Principal Allocation Percentage                                   N/A             85.9536%            14.0464%
Collections of Finance Chg. Receivables                 19,070,101.53        16,391,433.40        2,678,668.13
Collections of Principal Receivables                   211,380,157.46       181,688,795.33       29,691,362.13
Defaulted Amount                                         6,521,369.77         5,605,350.25          916,019.53

Ending Invested / Transferor Amounts                 1,167,885,745.69     1,000,000,000.00      167,885,745.69


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                        Class A              Class B           Interest               Total
--------------------------------------                        -------              -------          ----------              -----

Principal Funding Account                                        0.00                 0.00                0.00               0.00
Investment Proceeds for Monthly Period                           0.00                 0.00                0.00               0.00
Reserve Draw Amount                                              0.00                 0.00                0.00               0.00
Available Reserve Account Amount                                 0.00                 0.00                0.00               0.00
Reserve Account Surplus                                          0.00                 0.00                0.00               0.00

Coupon  November 15, 2002 to December 15, 2002                5.6000%              5.8500%             2.2313%
Monthly Interest Due                                     4,036,666.67           292,500.00          144,101.56       4,473,268.23
Outstanding Monthly Interest Due                                 0.00                 0.00                0.00               0.00
Additional Interest Due                                          0.00                 0.00                0.00               0.00
Total Interest Due                                       4,036,666.67           292,500.00          144,101.56       4,473,268.23
Investor Default Amount                                  4,848,627.96           336,321.01          420,401.27       5,605,350.25
Investor Monthly Fees Due                                1,441,666.67           100,000.00          125,000.00       1,666,666.67
Investor Additional Amounts Due
Total Due                                               10,326,961.30           728,821.01          689,502.83      11,745,285.14

Reallocated Investor Finance Charge Collections                                                                     16,391,433.40
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.1231%
Base Rate                                                                                                                 7.2293%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                  Class A              Class B           Interest               Total
--------------------------------------------                  -------              -------          ----------              -----

Beginning Certificates Balance                         865,000,000.00        60,000,000.00       75,000,000.00   1,000,000,000.00
Interest Distributions                                   4,036,666.67           292,500.00          144,101.56       4,473,268.23
Principal Deposits - Prin. Funding Account                       0.00                 0.00                0.00               0.00
Principal Distributions                                          0.00                 0.00                0.00               0.00
Total Distributions                                      4,036,666.67           292,500.00          144,101.56       4,473,268.23
Ending Certificates Balance                            865,000,000.00        60,000,000.00       75,000,000.00   1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $4.67

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $4.67

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $4.88

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $4.88

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $144,101.56

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $144,101.56

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $14,178,589.89

       a. Class A Monthly Interest:                             $4,036,666.67
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,848,627.96
       e. Excess Spread:                                        $5,293,295.26

   2.  Class B Available Funds:                                   $983,486.00

       a. Class B Monthly Interest:                               $292,500.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $690,986.00

   3.  Collateral Available Funds:                              $1,229,357.51

       a. Excess Spread:                                        $1,229,357.51

   4.  Total Excess Spread:                                     $7,213,638.77

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.9536%

   2.  Series 1999-1 Allocable Principal
       Collections:                                           $211,380,157.46

   3.  Principal Allocation Percentage of
       Series 1999-1 Allocable Principal Collections:         $181,688,795.33

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $181,688,795.33

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,605,350.25

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $187,294,145.58

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $75,000,000.00

   2.  Required Collateral Invested Amount                     $75,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $187,294,145.58

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-1

   1.  Excess Spread:                                           $7,213,638.77
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $336,321.01
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $144,101.56
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $420,401.27
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,646,148.26

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      7.2293%
       b. Prior Monthly Period                                        7.2613%
       c. Second Prior Monthly Period                                 7.7497%

   2.  Three Month Average Base Rate                                  7.4134%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.1231%
       b. Prior Monthly Period                                       14.6761%
       c. Second Prior Monthly Period                                14.3166%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.0386%



IV. Series 1999-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor         Transferors
A. Investor/Transferor Allocations                        Allocations          Interest              Interest
----------------------------------                        -----------       --------------         -----------
Beginning Invested /Transferor Amount                  581,709,392.37       500,000,000.00       81,709,392.37
Beginning Adjusted Invested Amount                                N/A       500,000,000.00                 N/A
Floating Allocation Percentage                                    N/A             85.9536%            14.0464%
Principal Allocation Percentage                                   N/A             85.9536%            14.0464%
Collections of Finance Chg. Receivables                  9,535,050.76         8,195,716.70        1,339,334.06
Collections of Principal Receivables                   105,690,078.73        90,844,397.66       14,845,681.07
Defaulted Amount                                         3,260,684.89         2,802,675.12          458,009.76

Ending Invested / Transferor Amounts                   583,942,872.85       500,000,000.00       83,942,872.85


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                        Class A              Class B           Interest               Total
--------------------------------------                        -------              -------          ----------              -----

Principal Funding Account                                        0.00                 0.00                0.00               0.00
Investment Proceeds for Monthly Period                           0.00                 0.00                0.00               0.00
Reserve Draw Amount                                              0.00                 0.00                0.00               0.00
Available Reserve Account Amount                                 0.00                 0.00                0.00               0.00
Reserve Account Surplus                                          0.00                 0.00                0.00               0.00

Coupon  November 15, 2002 to December 15, 2002                5.9500%              6.1000%             2.2313%
Monthly Interest Due                                     2,144,479.17           152,500.00           72,050.78       2,369,029.95
Outstanding Monthly Interest Due                                 0.00                 0.00                0.00               0.00
Additional Interest Due                                          0.00                 0.00                0.00               0.00
Total Interest Due                                       2,144,479.17           152,500.00           72,050.78       2,369,029.95
Investor Default Amount                                  2,424,313.98           168,160.51          210,200.63       2,802,675.12
Investor Monthly Fees Due                                  720,833.33            50,000.00           62,500.00         833,333.33
Investor Additional Amounts Due
Total Due                                                5,289,626.48           370,660.51          344,751.42       6,005,038.41

Reallocated Investor Finance Charge Collections                                                                      8,195,716.70
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.1231%
Base Rate                                                                                                                 7.5411%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                  Class A              Class B           Interest               Total
--------------------------------------------                  -------              -------          ----------              -----

Beginning Certificates Balance                         432,500,000.00        30,000,000.00       37,500,000.00     500,000,000.00
Interest Distributions                                   2,144,479.17           152,500.00           72,050.78       2,369,029.95
Principal Deposits - Prin. Funding Account                       0.00                 0.00                0.00               0.00
Principal Distributions                                          0.00                 0.00                0.00               0.00
Total Distributions                                      2,144,479.17           152,500.00           72,050.78       2,369,029.95
Ending Certificates Balance                            432,500,000.00        30,000,000.00       37,500,000.00     500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $4.96

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $4.96

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $5.08

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $5.08

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $72,050.78

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $72,050.78

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,089,294.95

       a. Class A Monthly Interest:                             $2,144,479.17
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,424,313.98
       e. Excess Spread:                                        $2,520,501.80

   2.  Class B Available Funds:                                   $491,743.00

       a. Class B Monthly Interest:                               $152,500.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $339,243.00

   3.  Collateral Available Funds:                                $614,678.75

       a. Excess Spread:                                          $614,678.75

   4.  Total Excess Spread:                                     $3,474,423.55

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.9536%

   2.  Series 1999-2 Allocable Principal
       Collections:                                           $105,690,078.73

   3.  Principal Allocation Percentage of
       Series 1999-2 Allocable Principal Collections:          $90,844,397.66

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $90,844,397.66

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,802,675.12

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $93,647,072.79

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $37,500,000.00

   2.  Required Collateral Invested Amount                     $37,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $93,647,072.79

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-2

   1.  Excess Spread:                                           $3,474,423.55
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $168,160.51
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $72,050.78
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $210,200.63
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $2,190,678.30

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      7.5410%
       b. Prior Monthly Period                                        7.5731%
       c. Second Prior Monthly Period                                 8.0830%

   2.  Three Month Average Base Rate                                  7.7324%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.1231%
       b. Prior Monthly Period                                       14.6761%
       c. Second Prior Monthly Period                                14.3166%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.0386%



V. Series 1999-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor         Transferors
A. Investor/Transferor Allocations                        Allocations          Interest              Interest
----------------------------------                        -----------       --------------         -----------
Beginning Invested /Transferor Amount                1,163,418,784.74     1,000,000,000.00      163,418,784.74
Beginning Adjusted Invested Amount                                N/A     1,000,000,000.00                 N/A
Floating Allocation Percentage                                    N/A             85.9536%            14.0464%
Principal Allocation Percentage                                   N/A             85.9536%            14.0464%
Collections of Finance Chg. Receivables                 19,070,101.53        16,391,433.40        2,678,668.13
Collections of Principal Receivables                   211,380,157.46       181,688,795.33       29,691,362.13
Defaulted Amount                                         6,521,369.77         5,605,350.25          916,019.53

Ending Invested / Transferor Amounts                 1,167,885,745.69     1,000,000,000.00      167,885,745.69


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                        Class A              Class B           Interest               Total
--------------------------------------                        -------              -------          ----------              -----

Principal Funding Account                                        0.00                 0.00                0.00               0.00
Investment Proceeds for Monthly Period                           0.00                 0.00                0.00               0.00
Reserve Draw Amount                                              0.00                 0.00                0.00               0.00
Available Reserve Account Amount                                 0.00                 0.00                0.00               0.00
Reserve Account Surplus                                          0.00                 0.00                0.00               0.00

Coupon  November 15, 2002 to December 15, 2002                1.5213%              1.7213%             2.2313%
Monthly Interest Due                                     1,080,721.35           118,575.00          182,528.65       1,381,825.00
Outstanding Monthly Interest Due                                 0.00                 0.00                0.00               0.00
Additional Interest Due                                          0.00                 0.00                0.00               0.00
Total Interest Due                                       1,080,721.35           118,575.00          182,528.65       1,381,825.00
Investor Default Amount                                  4,624,413.95           448,428.02          532,508.27       5,605,350.25
Investor Monthly Fees Due                                1,375,000.00           133,333.33          158,333.33       1,666,666.67
Investor Additional Amounts Due
Total Due                                                7,080,135.31           700,336.35          873,370.25       8,653,841.91

Reallocated Investor Finance Charge Collections                                                                     16,391,433.40
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.1231%
Base Rate                                                                                                                 3.5894%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                  Class A              Class B           Interest               Total
--------------------------------------------                  -------              -------          ----------              -----

Beginning Certificates Balance                         825,000,000.00        80,000,000.00       95,000,000.00   1,000,000,000.00
Interest Distributions                                   1,080,721.35           118,575.00          182,528.65       1,381,825.00
Principal Deposits - Prin. Funding Account                       0.00                 0.00                0.00               0.00
Principal Distributions                                          0.00                 0.00                0.00               0.00
Total Distributions                                      1,080,721.35           118,575.00          182,528.65       1,381,825.00
Ending Certificates Balance                            825,000,000.00        80,000,000.00       95,000,000.00   1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.31

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.31

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.48

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.48

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $182,528.65

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $182,528.65

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $13,522,932.56

       a. Class A Monthly Interest:                             $1,080,721.35
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,624,413.95
       e. Excess Spread:                                        $7,817,797.25

   2.  Class B Available Funds:                                 $1,311,314.67

       a. Class B Monthly Interest:                               $118,575.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,192,739.67

   3.  Collateral Available Funds:                              $1,557,186.17

       a. Excess Spread:                                        $1,557,186.17

   4.  Total Excess Spread:                                    $10,567,723.09

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.9536%

   2.  Series 1999-3 Allocable Principal
       Collections:                                           $211,380,157.46

   3.  Principal Allocation Percentage of
       Series 1999-3 Allocable Principal Collections:         $181,688,795.33

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $181,688,795.33

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,605,350.25

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $187,294,145.58

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $95,000,000.00

   2.  Required Collateral Invested Amount                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $187,294,145.58

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-3

   1.  Excess Spread:                                          $10,567,723.09
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $448,428.02
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $182,528.65
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $532,508.27
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,737,591.49

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.5894%
       b. Prior Monthly Period                                        4.0165%
       c. Second Prior Monthly Period                                 4.1727%

   2.  Three Month Average Base Rate                                  3.9262%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.1231%
       b. Prior Monthly Period                                       14.6761%
       c. Second Prior Monthly Period                                14.3166%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.0386%



VI. Series 1999-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor         Transferors
A. Investor/Transferor Allocations                        Allocations          Interest             Interest
----------------------------------                        -----------       --------------         -----------
Beginning Invested /Transferor Amount                  581,709,392.37       500,000,000.00       81,709,392.37
Beginning Adjusted Invested Amount                                N/A       500,000,000.00                 N/A
Floating Allocation Percentage                                    N/A             85.9536%            14.0464%
Principal Allocation Percentage                                   N/A             85.9536%            14.0464%
Collections of Finance Chg. Receivables                  9,535,050.76         8,195,716.70        1,339,334.06
Collections of Principal Receivables                   105,690,078.73        90,844,397.66       14,845,681.07
Defaulted Amount                                         3,260,684.89         2,802,675.12          458,009.76

Ending Invested / Transferor Amounts                   583,942,872.85       500,000,000.00       83,942,872.85


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                        Class A              Class B           Interest               Total
--------------------------------------                        -------              -------          ----------              -----

Principal Funding Account                                        0.00                 0.00                0.00               0.00
Investment Proceeds for Monthly Period                           0.00                 0.00                0.00               0.00
Reserve Draw Amount                                              0.00                 0.00                0.00               0.00
Available Reserve Account Amount                                 0.00                 0.00                0.00               0.00
Reserve Account Surplus                                          0.00                 0.00                0.00               0.00

Coupon  November 15, 2002 to December 15, 2002                1.6213%              1.8613%             2.2813%
Monthly Interest Due                                       575,881.51            64,109.72           93,309.46         733,300.69
Outstanding Monthly Interest Due                                 0.00                 0.00                0.00               0.00
Additional Interest Due                                          0.00                 0.00                0.00               0.00
Total Interest Due                                         575,881.51            64,109.72           93,309.46         733,300.69
Investor Default Amount                                  2,312,206.98           224,214.01          266,254.14       2,802,675.12
Investor Monthly Fees Due                                  687,500.00            66,666.67           79,166.67         833,333.33
Investor Additional Amounts Due
Total Due                                                3,575,588.49           354,990.40          438,730.27       4,369,309.15

Reallocated Investor Finance Charge Collections                                                                      8,195,716.70
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.1231%
Base Rate                                                                                                                 3.6892%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                  Class A              Class B           Interest               Total
--------------------------------------------                  -------              -------          ----------              -----

Beginning Certificates Balance                         412,500,000.00        40,000,000.00       47,500,000.00     500,000,000.00
Interest Distributions                                     575,881.51            64,109.72           93,309.46         733,300.69
Principal Deposits - Prin. Funding Account                       0.00                 0.00                0.00               0.00
Principal Distributions                                          0.00                 0.00                0.00               0.00
Total Distributions                                        575,881.51            64,109.72           93,309.46         733,300.69
Ending Certificates Balance                            412,500,000.00        40,000,000.00       47,500,000.00     500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.40

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.40

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.60

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.60

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $93,309.46

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $93,309.46

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $6,761,466.28

       a. Class A Monthly Interest:                               $575,881.51
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,312,206.98
       e. Excess Spread:                                        $3,873,377.79

   2.  Class B Available Funds:                                   $655,657.34

       a. Class B Monthly Interest:                                $64,109.72
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $591,547.61

   3.  Collateral Available Funds:                                $778,593.09

       a. Excess Spread:                                          $778,593.09

   4.  Total Excess Spread:                                     $5,243,518.49

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.9536%

   2.  Series 1999-5 Allocable Principal
       Collections:                                           $105,690,078.73

   3.  Principal Allocation Percentage of
       Series 1999-5 Allocable Principal Collections:          $90,844,397.66

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $90,844,397.66

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,802,675.12

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $93,647,072.79

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $93,647,072.79

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-5

   1.  Excess Spread:                                           $5,243,518.49
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $224,214.01
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $93,309.46
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $266,254.14
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $3,826,407.55

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.6892%
       b. Prior Monthly Period                                        4.1163%
       c. Second Prior Monthly Period                                 4.2725%

   2.  Three Month Average Base Rate                                  4.0260%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.1231%
       b. Prior Monthly Period                                       14.6761%
       c. Second Prior Monthly Period                                14.3166%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.0386%



VII. Series 2000-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor         Transferors
A. Investor/Transferor Allocations                        Allocations         Interest               Interest
----------------------------------                        -----------       --------------         -----------
Beginning Invested /Transferor Amount                  581,709,392.37       500,000,000.00       81,709,392.37
Beginning Adjusted Invested Amount                                N/A       500,000,000.00                 N/A
Floating Allocation Percentage                                    N/A             85.9536%            14.0464%
Principal Allocation Percentage                                   N/A             85.9536%            14.0464%
Collections of Finance Chg. Receivables                  9,535,050.76         8,195,716.70        1,339,334.06
Collections of Principal Receivables                   105,690,078.73        90,844,397.66       14,845,681.07
Defaulted Amount                                         3,260,684.89         2,802,675.12          458,009.76

Ending Invested / Transferor Amounts                   583,942,872.85       500,000,000.00       83,942,872.85


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                        Class A              Class B           Interest               Total
--------------------------------------                        -------              -------          ----------              -----

Principal Funding Account                                        0.00                 0.00                0.00               0.00
Investment Proceeds for Monthly Period                           0.00                 0.00                0.00               0.00
Reserve Draw Amount                                              0.00                 0.00                0.00               0.00
Available Reserve Account Amount                                 0.00                 0.00                0.00               0.00
Reserve Account Surplus                                          0.00                 0.00                0.00               0.00

Coupon  November 15, 2002 to December 15, 2002                7.2000%              7.4000%             2.2813%
Monthly Interest Due                                     2,595,000.00           185,000.00           73,665.36       2,853,665.36
Outstanding Monthly Interest Due                                 0.00                 0.00                0.00               0.00
Additional Interest Due                                          0.00                 0.00                0.00               0.00
Total Interest Due                                       2,595,000.00           185,000.00           73,665.36       2,853,665.36
Investor Default Amount                                  2,424,313.98           168,160.51          210,200.63       2,802,675.12
Investor Monthly Fees Due                                  720,833.33            50,000.00           62,500.00         833,333.33
Investor Additional Amounts Due
Total Due                                                5,740,147.32           403,160.51          346,366.00       6,489,673.82

Reallocated Investor Finance Charge Collections                                                                      8,195,716.70
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.1231%
Base Rate                                                                                                                 8.6823%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                  Class A              Class B           Interest               Total
--------------------------------------------                  -------              -------          ----------              -----

Beginning Certificates Balance                         432,500,000.00        30,000,000.00       37,500,000.00     500,000,000.00
Interest Distributions                                   2,595,000.00           185,000.00           73,665.36       2,853,665.36
Principal Deposits - Prin. Funding Account                       0.00                 0.00                0.00               0.00
Principal Distributions                                          0.00                 0.00                0.00               0.00
Total Distributions                                      2,595,000.00           185,000.00           73,665.36       2,853,665.36
Ending Certificates Balance                            432,500,000.00        30,000,000.00       37,500,000.00     500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $6.00

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $6.00

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $6.17

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $6.17

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving  effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $73,665.36

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $73,665.36

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,089,294.95

       a. Class A Monthly Interest:                             $2,595,000.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,424,313.98
       e. Excess Spread:                                        $2,069,980.96

   2.  Class B Available Funds:                                   $491,743.00

       a. Class B Monthly Interest:                               $185,000.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $306,743.00

   3.  Collateral Available Funds:                                $614,678.75

       a. Excess Spread:                                          $614,678.75

   4.  Total Excess Spread:                                     $2,991,402.72

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.9536%

   2.  Series 2000-1 Allocable Principal
       Collections:                                           $105,690,078.73

   3.  Principal Allocation Percentage of
       Series 2000-1 Allocable Principal Collections:          $90,844,397.66

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $90,844,397.66

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,802,675.12

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $93,647,072.79

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $37,500,000.00

   2.  Required Collateral Invested Amount                     $37,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $93,647,072.79

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-1

   1.  Excess Spread:                                           $2,991,402.72
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $168,160.51
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $73,665.36
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $210,200.63
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $1,706,042.88

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      8.6823%
       b. Prior Monthly Period                                        8.7143%
       c. Second Prior Monthly Period                                 9.3027%

   2.  Three Month Average Base Rate                                  8.8998%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.1231%
       b. Prior Monthly Period                                       14.6761%
       c. Second Prior Monthly Period                                14.3166%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.0386%



VIII. Series 2000-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor         Transferors
A. Investor/Transferor Allocations                        Allocations         Interest               Interest
----------------------------------                        -----------       --------------         -----------
Beginning Invested /Transferor Amount                  581,709,392.37       500,000,000.00       81,709,392.37
Beginning Adjusted Invested Amount                                N/A       500,000,000.00                 N/A
Floating Allocation Percentage                                    N/A             85.9536%            14.0464%
Principal Allocation Percentage                                   N/A             85.9536%            14.0464%
Collections of Finance Chg. Receivables                  9,535,050.76         8,195,716.70        1,339,334.06
Collections of Principal Receivables                   105,690,078.73        90,844,397.66       14,845,681.07
Defaulted Amount                                         3,260,684.89         2,802,675.12          458,009.76

Ending Invested / Transferor Amounts                   583,942,872.85       500,000,000.00       83,942,872.85


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                        Class A              Class B           Interest               Total
--------------------------------------                        -------              -------          ----------              -----

Principal Funding Account                                        0.00                 0.00                0.00               0.00
Investment Proceeds for Monthly Period                           0.00                 0.00                0.00               0.00
Reserve Draw Amount                                              0.00                 0.00                0.00               0.00
Available Reserve Account Amount                                 0.00                 0.00                0.00               0.00
Reserve Account Surplus                                          0.00                 0.00                0.00               0.00

Coupon  November 15, 2002 to December 15, 2002                1.5463%              1.7313%             2.2813%
Monthly Interest Due                                       549,240.89            59,631.94           93,309.46         702,182.29
Outstanding Monthly Interest Due                                 0.00                 0.00                0.00               0.00
Additional Interest Due                                          0.00                 0.00                0.00               0.00
Total Interest Due                                         549,240.89            59,631.94           93,309.46         702,182.29
Investor Default Amount                                  2,312,206.98           224,214.01          266,254.14       2,802,675.12
Investor Monthly Fees Due                                  687,500.00            66,666.67           79,166.67         833,333.33
Investor Additional Amounts Due
Total Due                                                3,548,947.86           350,512.62          438,730.27       4,338,190.75

Reallocated Investor Finance Charge Collections                                                                      8,195,716.70
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.1231%
Base Rate                                                                                                                 3.6159%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                  Class A              Class B           Interest               Total
--------------------------------------------                  -------              -------          ----------              -----

Beginning Certificates Balance                         412,500,000.00        40,000,000.00       47,500,000.00     500,000,000.00
Interest Distributions                                     549,240.89            59,631.94           93,309.46         702,182.29
Principal Deposits - Prin. Funding Account                       0.00                 0.00                0.00               0.00
Principal Distributions                                          0.00                 0.00                0.00               0.00
Total Distributions                                        549,240.89            59,631.94           93,309.46         702,182.29
Ending Certificates Balance                            412,500,000.00        40,000,000.00       47,500,000.00     500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.33

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.33

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.49

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.49

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $93,309.46

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $93,309.46

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $6,761,466.28

       a. Class A Monthly Interest:                               $549,240.89
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,312,206.98
       e. Excess Spread:                                        $3,900,018.42

   2.  Class B Available Funds:                                   $655,657.34

       a. Class B Monthly Interest:                                $59,631.94
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $596,025.39

   3.  Collateral Available Funds:                                $778,593.09

       a. Excess Spread:                                          $778,593.09

   4.  Total Excess Spread:                                     $5,274,636.89

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.9536%

   2.  Series 2000-2 Allocable Principal
       Collections:                                           $105,690,078.73

   3.  Principal Allocation Percentage of
       Series 2000-2 Allocable Principal Collections:          $90,844,397.66

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $90,844,397.66

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,802,675.12

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $93,647,072.79

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $93,647,072.79

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-2

   1.  Excess Spread:                                           $5,274,636.89
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $224,214.01
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $93,309.46
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $266,254.14
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $3,857,525.95

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.6159%
       b. Prior Monthly Period                                        4.0430%
       c. Second Prior Monthly Period                                 4.1992%

   2.  Three Month Average Base Rate                                  3.9527%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.1231%
       b. Prior Monthly Period                                       14.6761%
       c. Second Prior Monthly Period                                14.3166%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.0386%



IX. Series 2000-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor         Transferors
A. Investor/Transferor Allocations                        Allocations         Interest              Interest
----------------------------------                        -----------       --------------         -----------
Beginning Invested /Transferor Amount                1,163,418,784.74     1,000,000,000.00      163,418,784.74
Beginning Adjusted Invested Amount                                N/A     1,000,000,000.00                 N/A
Floating Allocation Percentage                                    N/A             85.9536%            14.0464%
Principal Allocation Percentage                                   N/A             85.9536%            14.0464%
Collections of Finance Chg. Receivables                 19,070,101.53        16,391,433.40        2,678,668.13
Collections of Principal Receivables                   211,380,157.46       181,688,795.33       29,691,362.13
Defaulted Amount                                         6,521,369.77         5,605,350.25          916,019.53

Ending Invested / Transferor Amounts                 1,167,885,745.69     1,000,000,000.00      167,885,745.69


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                        Class A              Class B           Interest               Total
--------------------------------------                        -------              -------          ----------              -----

Principal Funding Account                                        0.00                 0.00                0.00               0.00
Investment Proceeds for Monthly Period                           0.00                 0.00                0.00               0.00
Reserve Draw Amount                                              0.00                 0.00                0.00               0.00
Available Reserve Account Amount                                 0.00                 0.00                0.00               0.00
Reserve Account Surplus                                          0.00                 0.00                0.00               0.00

Coupon  November 15, 2002 to December 15, 2002                1.5413%              1.7313%             2.1813%
Monthly Interest Due                                     1,094,929.69           119,263.89          178,438.37       1,392,631.94
Outstanding Monthly Interest Due                                 0.00                 0.00                0.00               0.00
Additional Interest Due                                          0.00                 0.00                0.00               0.00
Total Interest Due                                       1,094,929.69           119,263.89          178,438.37       1,392,631.94
Investor Default Amount                                  4,624,413.95           448,428.02          532,508.27       5,605,350.25
Investor Monthly Fees Due                                1,375,000.00           133,333.33          158,333.33       1,666,666.67
Investor Additional Amounts Due
Total Due                                                7,094,343.64           701,025.24          869,279.97       8,664,648.86

Reallocated Investor Finance Charge Collections                                                                     16,391,433.40
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.1231%
Base Rate                                                                                                                 3.6021%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                  Class A              Class B           Interest               Total
--------------------------------------------                  -------              -------          ----------              -----

Beginning Certificates Balance                         825,000,000.00        80,000,000.00       95,000,000.00   1,000,000,000.00
Interest Distributions                                   1,094,929.69           119,263.89          178,438.37       1,392,631.94
Principal Deposits - Prin. Funding Account                       0.00                 0.00                0.00               0.00
Principal Distributions                                          0.00                 0.00                0.00               0.00
Total Distributions                                      1,094,929.69           119,263.89          178,438.37       1,392,631.94
Ending Certificates Balance                            825,000,000.00        80,000,000.00       95,000,000.00   1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.33

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.33

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.49

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.49

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $178,438.37

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $178,438.37

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $13,522,932.56

       a. Class A Monthly Interest:                             $1,094,929.69
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,624,413.95
       e. Excess Spread:                                        $7,803,588.91

   2.  Class B Available Funds:                                 $1,311,314.67

       a. Class B Monthly Interest:                               $119,263.89
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,192,050.78

   3.  Collateral Available Funds:                              $1,557,186.17

       a. Excess Spread:                                        $1,557,186.17

   4.  Total Excess Spread:                                    $10,552,825.87

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.9536%

   2.  Series 2000-3 Allocable Principal
       Collections:                                           $211,380,157.46

   3.  Principal Allocation Percentage of
       Series 2000-3 Allocable Principal Collections:         $181,688,795.33

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $181,688,795.33

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,605,350.25

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $187,294,145.58

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $95,000,000.00

   2.  Required Collateral Invested Amount                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $187,294,145.58

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-3

   1.  Excess Spread:                                          $10,552,825.87
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $448,428.02
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $178,438.37
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $532,508.27
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,726,784.54

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.6021%
       b. Prior Monthly Period                                        4.0292%
       c. Second Prior Monthly Period                                 4.1854%

   2.  Three Month Average Base Rate                                  3.9389%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.1231%
       b. Prior Monthly Period                                       14.6761%
       c. Second Prior Monthly Period                                14.3166%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.0386%



X. Series 2000-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor         Transferors
A. Investor/Transferor Allocations                        Allocations         Interest               Interest
----------------------------------                        -----------       --------------         -----------
Beginning Invested /Transferor Amount                1,410,205,504.19     1,212,122,000.00      198,083,504.19
Beginning Adjusted Invested Amount                                N/A     1,212,122,000.00                 N/A
Floating Allocation Percentage                                    N/A             85.9536%            14.0464%
Principal Allocation Percentage                                   N/A             85.9536%            14.0464%
Collections of Finance Chg. Receivables                 23,115,289.60        19,871,904.04        3,246,872.57
Collections of Principal Receivables                   256,218,539.22       220,228,985.97       35,989,553.25
Defaulted Amount                                         7,904,695.77         6,794,368.35        1,110,327.42

Ending Invested / Transferor Amounts                 1,415,620,005.84     1,212,122,000.00      203,498,005.84


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                        Class A              Class B           Interest               Total
--------------------------------------                        -------              -------          ----------              -----

Principal Funding Account                                        0.00                 0.00                0.00               0.00
Investment Proceeds for Monthly Period                           0.00                 0.00                0.00               0.00
Reserve Draw Amount                                              0.00                 0.00                0.00               0.00
Available Reserve Account Amount                                 0.00                 0.00                0.00               0.00
Reserve Account Surplus                                          0.00                 0.00                0.00               0.00

Coupon  November 15, 2002 to December 15, 2002                1.9512%              2.1763%             2.2313%
Monthly Interest Due                                     1,680,243.06           181,721.11          221,247.78       2,083,211.94
Outstanding Monthly Interest Due                                 0.00                 0.00                0.00               0.00
Additional Interest Due                                          0.00                 0.00                0.00               0.00
Total Interest Due                                       1,680,243.06           181,721.11          221,247.78       2,083,211.94
Investor Default Amount                                  5,605,350.25           543,550.81          645,467.29       6,794,368.35
Investor Monthly Fees Due                                1,666,666.67           161,616.67          191,920.00       2,020,203.33
Investor Additional Amounts Due
Total Due                                                8,952,259.97           886,888.59        1,058,635.07      10,897,783.62

Reallocated Investor Finance Charge Collections                                                                     19,868,417.04
Interest and Principal Funding Investment Proceeds                                                                       3,487.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.1266%
Base Rate                                                                                                                 3.9859%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                 Class A              Class B            Interest               Total
--------------------------------------------                 -------              -------           ----------              -----

Beginning Certificates Balance                       1,000,000,000.00        96,970,000.00      115,152,000.00   1,212,122,000.00
Interest Distributions                                   1,680,243.06           181,721.11          221,247.78       2,083,211.94
Interest Deposits - Interest Funding Account            (1,680,243.06)         (181,721.11)               0.00      (1,861,964.16)
Interest Funding Account Distributions                   4,932,326.39           533,439.38                0.00       5,465,765.77
Principal Deposits - Prin. Funding Account                       0.00                 0.00                0.00               0.00
Principal Distributions                                          0.00                 0.00                0.00               0.00
Total Distributions                                      4,932,326.39           533,439.38          221,247.78       5,687,013.54
Ending Interest Funding Account Balance                          0.00                 0.00                0.00               0.00
Ending Certificates Balance                          1,000,000,000.00        96,970,000.00      115,152,000.00   1,212,122,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.68

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.68

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.87

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.87

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $221,247.78

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $221,247.78

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds (Includes Int. Income from IFA):$16,394,920.40

       a. Class A Monthly Interest:                             $1,680,243.06
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $5,605,350.25
       e. Excess Spread:                                        $9,109,327.10

   2.  Class B Available Funds:                                 $1,589,477.30

       a. Class B Monthly Interest:                               $181,721.11
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,407,756.19

   3.  Collateral Available Funds:                              $1,887,506.34

       a. Excess Spread:                                        $1,887,506.34

   4.  Total Excess Spread:                                    $12,404,589.63

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.9536%

   2.  Series 2000-4 Allocable Principal
       Collections:                                           $256,218,539.22

   3.  Principal Allocation Percentage of
       Series 2000-4 Allocable Principal Collections:         $220,228,985.97

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $220,228,985.97

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-4:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $6,794,368.35

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $227,023,354.32

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                             $115,152,000.00

   2.  Required Collateral Invested Amount                    $115,152,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $227,023,354.32

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-4

   1.  Excess Spread:                                          $12,404,589.63
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $543,550.81
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $221,247.78
   9.  Applied to unpaid Monthly Servicing Fee:                 $2,020,203.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $645,467.29
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $8,974,120.41

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.9859%
       b. Prior Monthly Period                                        4.0265%
       c. Second Prior Monthly Period                                 4.1638%

   2.  Three Month Average Base Rate                                  4.0588%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.1266%
       b. Prior Monthly Period                                       14.6789%
       c. Second Prior Monthly Period                                14.3166%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.0407%



XI. Series 2000-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor         Transferors
A. Investor/Transferor Allocations                        Allocations          Interest              Interest
----------------------------------                        -----------       --------------         -----------
Beginning Invested /Transferor Amount                  916,632,065.28       787,878,000.00      128,754,065.28
Beginning Adjusted Invested Amount                                N/A       787,878,000.00                 N/A
Floating Allocation Percentage                                    N/A             85.9536%            14.0464%
Principal Allocation Percentage                                   N/A             85.9536%            14.0464%
Collections of Finance Chg. Receivables                 15,024,913.45        12,914,449.77        2,110,463.69
Collections of Principal Receivables                   166,541,775.70       143,148,604.69       23,393,171.01
Defaulted Amount                                         5,138,043.77         4,416,332.14          721,711.63

Ending Invested / Transferor Amounts                   920,151,485.54       787,878,000.00      132,273,485.54


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                        Class A              Class B           Interest               Total
--------------------------------------                        -------              -------          ----------              -----

Principal Funding Account                                        0.00                 0.00                0.00               0.00
Investment Proceeds for Monthly Period                           0.00                 0.00                0.00               0.00
Reserve Draw Amount                                              0.00                 0.00                0.00               0.00
Available Reserve Account Amount                                 0.00                 0.00                0.00               0.00
Reserve Account Surplus                                          0.00                 0.00                0.00               0.00

Coupon  November 15, 2002 to December 15, 2002                1.5213%              1.7613%             2.2313%
Monthly Interest Due                                       851,477.43            95,593.31          143,809.52       1,090,880.26
Outstanding Monthly Interest Due                                 0.00                 0.00                0.00               0.00
Additional Interest Due                                          0.00                 0.00                0.00               0.00
Total Interest Due                                         851,477.43            95,593.31          143,809.52       1,090,880.26
Investor Default Amount                                  3,643,477.66           353,305.23          419,549.26       4,416,332.14
Investor Monthly Fees Due                                1,083,333.33           105,050.00          124,746.67       1,313,130.00
Investor Additional Amounts Due
Total Due                                                5,578,288.43           553,948.54          688,105.44       6,820,342.40

Reallocated Investor Finance Charge Collections                                                                     12,914,449.77
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.1231%
Base Rate                                                                                                                 3.5926%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                  Class A              Class B           Interest               Total
--------------------------------------------                  -------              -------          ----------              -----

Beginning Certificates Balance                         650,000,000.00        63,030,000.00       74,848,000.00     787,878,000.00
Interest Distributions                                     851,477.43            95,593.31          143,809.52       1,090,880.26
Principal Deposits - Prin. Funding Account                       0.00                 0.00                0.00               0.00
Principal Distributions                                          0.00                 0.00                0.00               0.00
Total Distributions                                        851,477.43            95,593.31          143,809.52       1,090,880.26
Ending Certificates Balance                            650,000,000.00        63,030,000.00       74,848,000.00     787,878,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.31

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.31

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.52

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.52

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $143,809.52

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $143,809.52

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $10,654,431.71

       a. Class A Monthly Interest:                               $851,477.43
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,643,477.66
       e. Excess Spread:                                        $6,159,476.62

   2.  Class B Available Funds:                                 $1,033,152.05

       a. Class B Monthly Interest:                                $95,593.31
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $937,558.74

   3.  Collateral Available Funds:                              $1,226,866.01

       a. Excess Spread:                                        $1,226,866.01

   4.  Total Excess Spread:                                     $8,323,901.36

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.9536%

   2.  Series 2000-5 Allocable Principal
       Collections:                                           $166,541,775.70

   3.  Principal Allocation Percentage of
       Series 2000-5 Allocable Principal Collections:         $143,148,604.69

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $143,148,604.69

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,416,332.14

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $147,564,936.83

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $74,848,000.00

   2.  Required Collateral Invested Amount                     $74,848,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $147,564,936.83

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-5

   1.  Excess Spread:                                           $8,323,901.36
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $353,305.23
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $143,809.52
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,313,130.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $419,549.26
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,094,107.36

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.5926%
       b. Prior Monthly Period                                        4.0197%
       c. Second Prior Monthly Period                                 4.1759%

   2.  Three Month Average Base Rate                                  3.9294%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.1231%
       b. Prior Monthly Period                                       14.6761%
       c. Second Prior Monthly Period                                14.3166%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.0386%



XII. Series 2001-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor         Transferors
A. Investor/Transferor Allocations                        Allocations          Interest             Interest
----------------------------------                        -----------       --------------         -----------
Beginning Invested /Transferor Amount                  872,564,088.55       750,000,000.00      122,564,088.55
Beginning Adjusted Invested Amount                                N/A       750,000,000.00                 N/A
Floating Allocation Percentage                                    N/A             85.9536%            14.0464%
Principal Allocation Percentage                                   N/A             85.9536%            14.0464%
Collections of Finance Chg. Receivables                 14,302,576.15        12,293,575.05        2,009,001.09
Collections of Principal Receivables                   158,535,118.10       136,266,596.50       22,268,521.60
Defaulted Amount                                         4,891,027.33         4,204,012.69          687,014.64

Ending Invested / Transferor Amounts                   875,914,309.27       750,000,000.00      125,914,309.27


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                        Class A              Class B           Interest               Total
--------------------------------------                        -------              -------          ----------              -----

Principal Funding Account                                        0.00                 0.00                0.00               0.00
Investment Proceeds for Monthly Period                           0.00                 0.00                0.00               0.00
Reserve Draw Amount                                              0.00                 0.00                0.00               0.00
Available Reserve Account Amount                                 0.00                 0.00                0.00               0.00
Reserve Account Surplus                                          0.00                 0.00                0.00               0.00

Coupon  November 15, 2002 to December 15, 2002                1.5213%              1.8013%             2.3312%
Monthly Interest Due                                       810,541.02            93,064.58          143,031.90       1,046,637.50
Outstanding Monthly Interest Due                                 0.00                 0.00                0.00               0.00
Additional Interest Due                                          0.00                 0.00                0.00               0.00
Total Interest Due                                         810,541.02            93,064.58          143,031.90       1,046,637.50
Investor Default Amount                                  3,468,310.47           336,321.01          399,381.21       4,204,012.69
Investor Monthly Fees Due                                1,031,250.00           100,000.00          118,750.00       1,250,000.00
Investor Additional Amounts Due
Total Due                                                5,310,101.48           529,385.60          661,163.11       6,500,650.19

Reallocated Investor Finance Charge Collections                                                                     12,293,575.05
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.1231%
Base Rate                                                                                                                 3.6055%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                  Class A              Class B           Interest               Total
--------------------------------------------                  -------              -------          ----------              -----

Beginning Certificates Balance                         618,750,000.00        60,000,000.00       71,250,000.00     750,000,000.00
Interest Distributions                                     810,541.02            93,064.58          143,031.90       1,046,637.50
Principal Deposits - Prin. Funding Account                       0.00                 0.00                0.00               0.00
Principal Distributions                                          0.00                 0.00                0.00               0.00
Total Distributions                                        810,541.02            93,064.58          143,031.90       1,046,637.50
Ending Certificates Balance                            618,750,000.00        60,000,000.00       71,250,000.00     750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.31

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.31

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.55

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.55

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $143,031.90

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $143,031.90

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $10,142,199.42

       a. Class A Monthly Interest:                               $810,541.02
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,468,310.47
       e. Excess Spread:                                        $5,863,347.94

   2.  Class B Available Funds:                                   $983,486.00

       a. Class B Monthly Interest:                                $93,064.58
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $890,421.42

   3.  Collateral Available Funds:                              $1,167,889.63

       a. Excess Spread:                                        $1,167,889.63

   4.  Total Excess Spread:                                     $7,921,658.99

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.9536%

   2.  Series 2001-1 Allocable Principal
       Collections:                                           $158,535,118.10

   3.  Principal Allocation Percentage of
       Series 2001-1 Allocable Principal Collections:         $136,266,596.50

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $136,266,596.50

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,204,012.69

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $140,470,609.18

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $71,250,000.00

   2.  Required Collateral Invested Amount                     $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $140,470,609.18

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-1

   1.  Excess Spread:                                           $7,921,658.99
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $336,321.01
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $143,031.90
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $399,381.21
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,792,924.86

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.6055%
       b. Prior Monthly Period                                        4.0326%
       c. Second Prior Monthly Period                                 4.1888%

   2.  Three Month Average Base Rate                                  3.9423%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.1231%
       b. Prior Monthly Period                                       14.6761%
       c. Second Prior Monthly Period                                14.3166%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.0386%



XIII. Series 2001-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor         Transferors
A. Investor/Transferor Allocations                        Allocations          Interest              Interest
----------------------------------                       ------------       --------------         -----------
Beginning Invested /Transferor Amount                  290,854,696.18       250,000,000.00       40,854,696.18
Beginning Adjusted Invested Amount                                N/A       250,000,000.00                 N/A
Floating Allocation Percentage                                    N/A             85.9536%            14.0464%
Principal Allocation Percentage                                   N/A             85.9536%            14.0464%
Collections of Finance Chg. Receivables                  4,767,525.38         4,097,858.35          669,667.03
Collections of Principal Receivables                    52,845,039.37        45,422,198.83        7,422,840.53
Defaulted Amount                                         1,630,342.44         1,401,337.56          229,004.88

Ending Invested / Transferor Amounts                   291,971,436.42       250,000,000.00       41,971,436.42


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                        Class A              Class B           Interest               Total
--------------------------------------                        -------              -------          ----------              -----

Principal Funding Account                                        0.00                 0.00                0.00               0.00
Investment Proceeds for Monthly Period                           0.00                 0.00                0.00               0.00
Reserve Draw Amount                                              0.00                 0.00                0.00               0.00
Available Reserve Account Amount                                 0.00                 0.00                0.00               0.00
Reserve Account Surplus                                          0.00                 0.00                0.00               0.00

Coupon  November 15, 2002 to December 15, 2002                5.5300%              5.8300%             2.2313%
Monthly Interest Due                                       996,552.08            72,875.00           36,025.39       1,105,452.47
Outstanding Monthly Interest Due                                 0.00                 0.00                0.00               0.00
Additional Interest Due                                          0.00                 0.00                0.00               0.00
Total Interest Due                                         996,552.08            72,875.00           36,025.39       1,105,452.47
Investor Default Amount                                  1,212,156.99            84,080.25          105,100.32       1,401,337.56
Investor Monthly Fees Due                                  360,416.67            25,000.00           31,250.00         416,666.67
Investor Additional Amounts Due
Total Due                                                2,569,125.74           181,955.25          172,375.71       2,923,456.70

Reallocated Investor Finance Charge Collections                                                                      4,097,858.35
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.1231%
Base Rate                                                                                                                 7.1687%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                  Class A              Class B           Interest               Total
--------------------------------------------                  -------              -------          ----------              -----

Beginning Certificates Balance                         216,250,000.00        15,000,000.00       18,750,000.00     250,000,000.00
Interest Distributions                                     996,552.08            72,875.00           36,025.39       1,105,452.47
Principal Deposits - Prin. Funding Account                       0.00                 0.00                0.00               0.00
Principal Distributions                                          0.00                 0.00                0.00               0.00
Total Distributions                                        996,552.08            72,875.00           36,025.39       1,105,452.47
Ending Certificates Balance                            216,250,000.00        15,000,000.00       18,750,000.00     250,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $4.61

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $4.61

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $4.86

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $4.86

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $36,025.39

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $36,025.39

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $3,544,647.47

       a. Class A Monthly Interest:                               $996,552.08
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $1,212,156.99
       e. Excess Spread:                                        $1,335,938.40

   2.  Class B Available Funds:                                   $245,871.50

       a. Class B Monthly Interest:                                $72,875.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $172,996.50

   3.  Collateral Available Funds:                                $307,339.38

       a. Excess Spread:                                          $307,339.38

   4.  Total Excess Spread:                                     $1,816,274.28

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.9536%

   2.  Series 2001-2 Allocable Principal
       Collections:                                            $52,845,039.37

   3.  Principal Allocation Percentage of
       Series 2001-2 Allocable Principal Collections:          $45,422,198.83

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $45,422,198.83

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $1,401,337.56

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $46,823,536.39

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $18,750,000.00

   2.  Required Collateral Invested Amount                     $18,750,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $46,823,536.39

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-2

   1.  Excess Spread:                                           $1,816,274.28
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                    $84,080.25
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $36,025.39
   9.  Applied to unpaid Monthly Servicing Fee:                   $416,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $105,100.32
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $1,174,401.65

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      7.1687%
       b. Prior Monthly Period                                        7.2007%
       c. Second Prior Monthly Period                                 7.6850%

   2.  Three Month Average Base Rate                                  7.3515%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.1231%
       b. Prior Monthly Period                                       14.6761%
       c. Second Prior Monthly Period                                14.3166%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.0386%



XIV. Series 2001-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series           Total Investor         Transferors
A. Investor/Transferor Allocations                        Allocations         Interest              Interest
----------------------------------                        -----------       --------------         -----------
Beginning Invested /Transferor Amount                  872,564,088.55       750,000,000.00      122,564,088.55
Beginning Adjusted Invested Amount                                N/A       750,000,000.00                 N/A
Floating Allocation Percentage                                    N/A             85.9536%            14.0464%
Principal Allocation Percentage                                   N/A             85.9536%            14.0464%
Collections of Finance Chg. Receivables                 14,302,576.15        12,293,575.05        2,009,001.09
Collections of Principal Receivables                   158,535,118.10       136,266,596.50       22,268,521.60
Defaulted Amount                                         4,891,027.33         4,204,012.69          687,014.64

Ending Invested / Transferor Amounts                   875,914,309.27       750,000,000.00      125,914,309.27


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                        Class A              Class B           Interest               Total
--------------------------------------                        -------              -------          ----------              ------

Principal Funding Account                                        0.00                 0.00                0.00               0.00
Investment Proceeds for Monthly Period                           0.00                 0.00                0.00               0.00
Reserve Draw Amount                                              0.00                 0.00                0.00               0.00
Available Reserve Account Amount                                 0.00                 0.00                0.00               0.00
Reserve Account Surplus                                          0.00                 0.00                0.00               0.00

Coupon  November 15, 2002 to December 15, 2002                1.5113%              1.7613%             2.2313%
Monthly Interest Due                                       805,212.89            90,997.92          136,896.48       1,033,107.29
Outstanding Monthly Interest Due                                 0.00                 0.00                0.00               0.00
Additional Interest Due                                          0.00                 0.00                0.00               0.00
Total Interest Due                                         805,212.89            90,997.92          136,896.48       1,033,107.29
Investor Default Amount                                  3,468,310.47           336,321.01          399,381.21       4,204,012.69
Investor Monthly Fees Due                                1,031,250.00           100,000.00          118,750.00       1,250,000.00
Investor Additional Amounts Due
Total Due                                                5,304,773.36           527,318.93          655,027.69       6,487,119.98

Reallocated Investor Finance Charge Collections                                                                     12,293,575.05
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.1231%
Base Rate                                                                                                                 3.5842%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                  Class A              Class B           Interest               Total
--------------------------------------------                  -------              -------          ----------              -----

Beginning Certificates Balance                         618,750,000.00        60,000,000.00       71,250,000.00     750,000,000.00
Interest Distributions                                     805,212.89            90,997.92          136,896.48       1,033,107.29
Principal Deposits - Prin. Funding Account                       0.00                 0.00                0.00               0.00
Principal Distributions                                          0.00                 0.00                0.00               0.00
Total Distributions                                        805,212.89            90,997.92          136,896.48       1,033,107.29
Ending Certificates Balance                            618,750,000.00        60,000,000.00       71,250,000.00     750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.30

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.30

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.52

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.52

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $136,896.48

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $136,896.48

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $10,142,199.42

       a. Class A Monthly Interest:                               $805,212.89
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,468,310.47
       e. Excess Spread:                                        $5,868,676.06

   2.  Class B Available Funds:                                   $983,486.00

       a. Class B Monthly Interest:                                $90,997.92
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $892,488.09

   3.  Collateral Available Funds:                              $1,167,889.63

       a. Excess Spread:                                        $1,167,889.63

   4.  Total Excess Spread:                                     $7,929,053.78

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.9536%

   2.  Series 2001-3 Allocable Principal
       Collections:                                           $158,535,118.10

   3.  Principal Allocation Percentage of
       Series 2001-3 Allocable Principal Collections:         $136,266,596.50

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $136,266,596.50

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,204,012.69

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $140,470,609.18

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $71,250,000.00

   2.  Required Collateral Invested Amount                     $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $140,470,609.18

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-3

   1.  Excess Spread:                                           $7,929,053.78
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $336,321.01
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $136,896.48
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $399,381.21
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,806,455.07

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.5842%
       b. Prior Monthly Period                                        4.0113%
       c. Second Prior Monthly Period                                 4.1676%

   2.  Three Month Average Base Rate                                  3.9211%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.1231%
       b. Prior Monthly Period                                       14.6761%
       c. Second Prior Monthly Period                                14.3166%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.0386%



XV. Series 2001-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series           Total Investor         Transferors
A. Investor/Transferor Allocations                        Allocations          Interest              Interest
----------------------------------                        -----------       --------------         -----------
Beginning Invested /Transferor Amount                  843,478,618.93       725,000,000.00      118,478,618.93
Beginning Adjusted Invested Amount                                N/A       725,000,000.00                 N/A
Floating Allocation Percentage                                    N/A             85.9536%            14.0464%
Principal Allocation Percentage                                   N/A             85.9536%            14.0464%
Collections of Finance Chg. Receivables                 13,825,823.61        11,883,789.22        1,942,034.39
Collections of Principal Receivables                   153,250,614.16       131,724,376.61       21,526,237.55
Defaulted Amount                                         4,727,993.09         4,063,878.93          664,114.16

Ending Invested / Transferor Amounts                   846,717,165.63       725,000,000.00      121,717,165.63


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                        Class A              Class B           Interest               Total
--------------------------------------                        -------              -------          ----------              -----

Principal Funding Account                                        0.00                 0.00                0.00               0.00
Investment Proceeds for Monthly Period                           0.00                 0.00                0.00               0.00
Reserve Draw Amount                                              0.00                 0.00                0.00               0.00
Available Reserve Account Amount                                 0.00                 0.00                0.00               0.00
Reserve Account Surplus                                          0.00                 0.00                0.00               0.00

Coupon  November 15, 2002 to December 15, 2002                1.5113%              1.7613%             2.3312%
Monthly Interest Due                                       778,372.46            87,964.65          138,264.17       1,004,601.28
Outstanding Monthly Interest Due                                 0.00                 0.00                0.00               0.00
Additional Interest Due                                          0.00                 0.00                0.00               0.00
Total Interest Due                                         778,372.46            87,964.65          138,264.17       1,004,601.28
Investor Default Amount                                  3,352,700.12           325,110.31          386,068.50       4,063,878.93
Investor Monthly Fees Due                                  996,875.00            96,666.67          114,791.67       1,208,333.33
Investor Additional Amounts Due
Total Due                                                5,127,947.58           509,741.63          639,124.34       6,276,813.55

Reallocated Investor Finance Charge Collections                                                                     11,883,789.22
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.1231%
Base Rate                                                                                                                 3.5939%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                  Class A              Class B           Interest               Total
--------------------------------------------                  -------              -------          ----------              -----

Beginning Certificates Balance                         598,125,000.00        58,000,000.00       68,875,000.00     725,000,000.00
Interest Distributions                                     778,372.46            87,964.65          138,264.17       1,004,601.28
Principal Deposits - Prin. Funding Account                       0.00                 0.00                0.00               0.00
Principal Distributions                                          0.00                 0.00                0.00               0.00
Total Distributions                                        778,372.46            87,964.65          138,264.17       1,004,601.28
Ending Certificates Balance                            598,125,000.00        58,000,000.00       68,875,000.00     725,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.30

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.30

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.52

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.52

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $138,264.17

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $138,264.17

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $9,804,126.10

       a. Class A Monthly Interest:                               $778,372.46
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,352,700.12
       e. Excess Spread:                                        $5,673,053.52

   2.  Class B Available Funds:                                   $950,703.14

       a. Class B Monthly Interest:                                $87,964.65
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $862,738.48

   3.  Collateral Available Funds:                              $1,128,959.98

       a. Excess Spread:                                        $1,128,959.98

   4.  Total Excess Spread:                                     $7,664,751.99

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.9536%

   2.  Series 2001-4 Allocable Principal
       Collections:                                           $153,250,614.16

   3.  Principal Allocation Percentage of
       Series 2001-4 Allocable Principal Collections:         $131,724,376.61

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $131,724,376.61

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-4:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,063,878.93

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $135,788,255.54

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $68,875,000.00

   2.  Required Collateral Invested Amount                     $68,875,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $135,788,255.54

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-4

   1.  Excess Spread:                                           $7,664,751.99
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $325,110.31
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $138,264.17
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,208,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $386,068.50
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,606,975.67

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.5939%
       b. Prior Monthly Period                                        4.0210%
       c. Second Prior Monthly Period                                 4.1772%

   2.  Three Month Average Base Rate                                  3.9307%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.1231%
       b. Prior Monthly Period                                       14.6761%
       c. Second Prior Monthly Period                                14.3166%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.0386%



XVI. Series 2001-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor         Transferors
A. Investor/Transferor Allocations                        Allocations          Interest              Interest
----------------------------------                        -----------       --------------         -----------
Beginning Invested /Transferor Amount                  581,709,392.37       500,000,000.00       81,709,392.37
Beginning Adjusted Invested Amount                                N/A       500,000,000.00                 N/A
Floating Allocation Percentage                                    N/A             85.9536%            14.0464%
Principal Allocation Percentage                                   N/A             85.9536%            14.0464%
Collections of Finance Chg. Receivables                  9,535,050.76         8,195,716.70        1,339,334.06
Collections of Principal Receivables                   105,690,078.73        90,844,397.66       14,845,681.07
Defaulted Amount                                         3,260,684.89         2,802,675.12          458,009.76

Ending Invested / Transferor Amounts                   583,942,872.85       500,000,000.00       83,942,872.85


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                        Class A              Class B           Interest               Total
--------------------------------------                        -------              -------          ----------              -----

Principal Funding Account                                        0.00                 0.00                0.00               0.00
Investment Proceeds for Monthly Period                           0.00                 0.00                0.00               0.00
Reserve Draw Amount                                              0.00                 0.00                0.00               0.00
Available Reserve Account Amount                                 0.00                 0.00                0.00               0.00
Reserve Account Surplus                                          0.00                 0.00                0.00               0.00

Coupon  November 15, 2002 to December 15, 2002                1.5613%              1.8313%             2.4313%
Monthly Interest Due                                       554,569.01            63,076.39           99,444.88         717,090.28
Outstanding Monthly Interest Due                                 0.00                 0.00                0.00               0.00
Additional Interest Due                                          0.00                 0.00                0.00               0.00
Total Interest Due                                         554,569.01            63,076.39           99,444.88         717,090.28
Investor Default Amount                                  2,312,206.98           224,214.01          266,254.14       2,802,675.12
Investor Monthly Fees Due                                  687,500.00            66,666.67           79,166.67         833,333.33
Investor Additional Amounts Due
Total Due                                                3,554,275.99           353,957.07          444,865.68       4,353,098.74

Reallocated Investor Finance Charge Collections                                                                      8,195,716.70
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.1231%
Base Rate                                                                                                                 3.6510%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                  Class A              Class B           Interest               Total
--------------------------------------------                  -------              -------          ----------              -----

Beginning Certificates Balance                         412,500,000.00        40,000,000.00       47,500,000.00     500,000,000.00
Interest Distributions                                     554,569.01            63,076.39           99,444.88         717,090.28
Principal Deposits - Prin. Funding Account                       0.00                 0.00                0.00               0.00
Principal Distributions                                          0.00                 0.00                0.00               0.00
Total Distributions                                        554,569.01            63,076.39           99,444.88         717,090.28
Ending Certificates Balance                            412,500,000.00        40,000,000.00       47,500,000.00     500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.34

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.34

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.58

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.58

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $99,444.88

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $99,444.88

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $6,761,466.28

       a. Class A Monthly Interest:                               $554,569.01
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,312,206.98
       e. Excess Spread:                                        $3,894,690.29

   2.  Class B Available Funds:                                   $655,657.34

       a. Class B Monthly Interest:                                $63,076.39
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $592,580.95

   3.  Collateral Available Funds:                                $778,593.09

       a. Excess Spread:                                          $778,593.09

   4.  Total Excess Spread:                                     $5,265,864.32

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.9536%

   2.  Series 2001-5 Allocable Principal
       Collections:                                           $105,690,078.73

   3.  Principal Allocation Percentage of
       Series 2001-5 Allocable Principal Collections:          $90,844,397.66

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $90,844,397.66

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,802,675.12

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $93,647,072.79

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $93,647,072.79

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-5

   1.  Excess Spread:                                           $5,265,864.32
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $224,214.01
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $99,444.88
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $266,254.14
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $3,842,617.97

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.6510%
       b. Prior Monthly Period                                        4.0781%
       c. Second Prior Monthly Period                                 4.2344%

   2.  Three Month Average Base Rate                                  3.9878%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.1231%
       b. Prior Monthly Period                                       14.6761%
       c. Second Prior Monthly Period                                14.3166%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.0386%



XVII. Series 2001-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor         Transferors
A. Investor/Transferor Allocations                        Allocations          Interest              Interest
----------------------------------                        -----------       --------------         -----------
Beginning Invested /Transferor Amount                  814,393,149.31       700,000,000.00      114,393,149.31
Beginning Adjusted Invested Amount                                N/A       700,000,000.00                 N/A
Floating Allocation Percentage                                    N/A             85.9536%            14.0464%
Principal Allocation Percentage                                   N/A             85.9536%            14.0464%
Collections of Finance Chg. Receivables                 13,349,071.07        11,474,003.38        1,875,067.69
Collections of Principal Receivables                   147,966,110.22       127,182,156.73       20,783,953.49
Defaulted Amount                                         4,564,958.84         3,923,745.17          641,213.67

Ending Invested / Transferor Amounts                   817,520,021.98       700,000,000.00      117,520,021.98


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                        Class A              Class B           Interest               Total
--------------------------------------                        -------              -------          ----------              -----

Principal Funding Account                                        0.00                 0.00                0.00               0.00
Investment Proceeds for Monthly Period                           0.00                 0.00                0.00               0.00
Reserve Draw Amount                                              0.00                 0.00                0.00               0.00
Available Reserve Account Amount                                 0.00                 0.00                0.00               0.00
Reserve Account Surplus                                          0.00                 0.00                0.00               0.00

Coupon  November 15, 2002 to December 15, 2002                1.5013%              1.7313%             2.3312%
Monthly Interest Due                                       746,559.11            83,484.72          133,496.44         963,540.28
Outstanding Monthly Interest Due                                 0.00                 0.00                0.00               0.00
Additional Interest Due                                          0.00                 0.00                0.00               0.00
Total Interest Due                                         746,559.11            83,484.72          133,496.44         963,540.28
Investor Default Amount                                  3,237,089.77           313,899.61          372,755.79       3,923,745.17
Investor Monthly Fees Due                                  962,500.00            93,333.33          110,833.33       1,166,666.67
Investor Additional Amounts Due
Total Due                                                4,946,148.88           490,717.67          617,085.57       6,053,952.12

Reallocated Investor Finance Charge Collections                                                                     11,474,003.38
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.1231%
Base Rate                                                                                                                 3.5831%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                  Class A              Class B           Interest               Total
--------------------------------------------                  -------              -------          ----------              -----

Beginning Certificates Balance                         577,500,000.00        56,000,000.00       66,500,000.00     700,000,000.00
Interest Distributions                                     746,559.11            83,484.72          133,496.44         963,540.28
Principal Deposits - Prin. Funding Account                       0.00                 0.00                0.00               0.00
Principal Distributions                                          0.00                 0.00                0.00               0.00
Total Distributions                                        746,559.11            83,484.72          133,496.44         963,540.28
Ending Certificates Balance                            577,500,000.00        56,000,000.00       66,500,000.00     700,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.29

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.29

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.49

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.49

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $133,496.44

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $133,496.44

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $9,466,052.79

       a. Class A Monthly Interest:                               $746,559.11
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,237,089.77
       e. Excess Spread:                                        $5,482,403.91

   2.  Class B Available Funds:                                   $917,920.27

       a. Class B Monthly Interest:                                $83,484.72
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $834,435.55

   3.  Collateral Available Funds:                              $1,090,030.32

       a. Excess Spread:                                        $1,090,030.32

   4.  Total Excess Spread:                                     $7,406,869.78

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.9536%

   2.  Series 2001-6 Allocable Principal
       Collections:                                           $147,966,110.22

   3.  Principal Allocation Percentage of
       Series 2001-6 Allocable Principal Collections:         $127,182,156.73

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $127,182,156.73

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-6:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,923,745.17

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $131,105,901.90

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $66,500,000.00

   2.  Required Collateral Invested Amount                     $66,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $131,105,901.90

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-6

   1.  Excess Spread:                                           $7,406,869.78
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $313,899.61
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $133,496.44
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,166,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $372,755.79
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,420,051.26

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.5831%
       b. Prior Monthly Period                                        4.0102%
       c. Second Prior Monthly Period                                 4.1664%

   2.  Three Month Average Base Rate                                  3.9199%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.1231%
       b. Prior Monthly Period                                       14.6761%
       c. Second Prior Monthly Period                                14.3166%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.0386%



XVIII. Series 2001-7 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor         Transferors
A. Investor/Transferor Allocations                        Allocations          Interest              Interest
----------------------------------                        -----------       --------------         -----------
Beginning Invested /Transferor Amount                  756,222,210.08       650,000,000.00      106,222,210.08
Beginning Adjusted Invested Amount                                N/A       650,000,000.00                 N/A
Floating Allocation Percentage                                    N/A             85.9536%            14.0464%
Principal Allocation Percentage                                   N/A             85.9536%            14.0464%
Collections of Finance Chg. Receivables                 12,395,565.99        10,654,431.71        1,741,134.28
Collections of Principal Receivables                   137,397,102.35       118,097,716.96       19,299,385.39
Defaulted Amount                                         4,238,890.35         3,643,477.66          595,412.69

Ending Invested / Transferor Amounts                   759,125,734.70       650,000,000.00      109,125,734.70


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                        Class A              Class B           Interest               Total
--------------------------------------                        -------              -------          ----------              -----

Principal Funding Account                                        0.00                 0.00                0.00               0.00
Investment Proceeds for Monthly Period                           0.00                 0.00                0.00               0.00
Reserve Draw Amount                                              0.00                 0.00                0.00               0.00
Available Reserve Account Amount                                 0.00                 0.00                0.00               0.00
Reserve Account Surplus                                          0.00                 0.00                0.00               0.00

Coupon  November 15, 2002 to December 15, 2002                1.5013%              1.7413%             2.3312%
Monthly Interest Due                                       693,233.46            77,969.31          123,960.98         895,163.75
Outstanding Monthly Interest Due                                 0.00                 0.00                0.00               0.00
Additional Interest Due                                          0.00                 0.00                0.00               0.00
Total Interest Due                                         693,233.46            77,969.31          123,960.98         895,163.75
Investor Default Amount                                  3,005,869.07           291,478.21          346,130.38       3,643,477.66
Investor Monthly Fees Due                                  893,750.00            86,666.67          102,916.67       1,083,333.33
Investor Additional Amounts Due
Total Due                                                4,592,852.53           456,114.19          573,008.03       5,621,974.74

Reallocated Investor Finance Charge Collections                                                                     10,654,431.71
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.1231%
Base Rate                                                                                                                 3.5839%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                  Class A              Class B           Interest               Total
--------------------------------------------                  -------              -------          ----------              -----

Beginning Certificates Balance                         536,250,000.00        52,000,000.00       61,750,000.00     650,000,000.00
Interest Distributions                                     693,233.46            77,969.31          123,960.98         895,163.75
Principal Deposits - Prin. Funding Account                       0.00                 0.00                0.00               0.00
Principal Distributions                                          0.00                 0.00                0.00               0.00
Total Distributions                                        693,233.46            77,969.31          123,960.98         895,163.75
Ending Certificates Balance                            536,250,000.00        52,000,000.00       61,750,000.00     650,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.29

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.29

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.50

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.50

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $123,960.98

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $123,960.98

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $8,789,906.16

       a. Class A Monthly Interest:                               $693,233.46
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,005,869.07
       e. Excess Spread:                                        $5,090,803.63

   2.  Class B Available Funds:                                   $852,354.54

       a. Class B Monthly Interest:                                $77,969.31
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $774,385.23

   3.  Collateral Available Funds:                              $1,012,171.01

       a. Excess Spread:                                        $1,012,171.01

   4.  Total Excess Spread:                                     $6,877,359.87

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.9536%

   2.  Series 2001-7 Allocable Principal
       Collections:                                           $137,397,102.35

   3.  Principal Allocation Percentage of
       Series 2001-7 Allocable Principal Collections:         $118,097,716.96

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $118,097,716.96

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-7:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,643,477.66

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $121,741,194.62

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $61,750,000.00

   2.  Required Collateral Invested Amount                     $61,750,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $121,741,194.62

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-7

   1.  Excess Spread:                                           $6,877,359.87
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $291,478.21
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $123,960.98
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,083,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $346,130.38
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,032,456.97

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.5839%
       b. Prior Monthly Period                                        4.0110%
       c. Second Prior Monthly Period                                 4.1672%

   2.  Three Month Average Base Rate                                  3.9207%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.1231%
       b. Prior Monthly Period                                       14.6761%
       c. Second Prior Monthly Period                                14.3166%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.0386%



XIX. Series 2002-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor         Transferors
A. Investor/Transferor Allocations                        Allocations         Interest               Interest
----------------------------------                        -----------       --------------         -----------
Beginning Invested /Transferor Amount                1,070,345,281.96       920,000,000.00      150,345,281.96
Beginning Adjusted Invested Amount                                N/A       920,000,000.00                 N/A
Floating Allocation Percentage                                    N/A             85.9536%            14.0464%
Principal Allocation Percentage                                   N/A             85.9536%            14.0464%
Collections of Finance Chg. Receivables                 17,544,493.41        15,080,118.73        2,464,374.68
Collections of Principal Receivables                   194,469,744.86       167,153,691.70       27,316,053.16
Defaulted Amount                                         5,999,660.19         5,156,922.23          842,737.96

Ending Invested / Transferor Amounts                 1,074,454,886.04       920,000,000.00      154,454,886.04


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                        Class A              Class B           Interest               Total
--------------------------------------                        -------              -------          ----------              -----

Principal Funding Account                                        0.00                 0.00                0.00               0.00
Investment Proceeds for Monthly Period                           0.00                 0.00                0.00               0.00
Reserve Draw Amount                                              0.00                 0.00                0.00               0.00
Available Reserve Account Amount                                 0.00                 0.00                0.00               0.00
Reserve Account Surplus                                          0.00                 0.00                0.00               0.00

Coupon  November 15, 2002 to December 15, 2002                1.4913%              1.7813%             2.4313%
Monthly Interest Due                                       974,656.15           112,891.67          182,978.58       1,270,526.39
Outstanding Monthly Interest Due                                 0.00                 0.00                0.00               0.00
Additional Interest Due                                          0.00                 0.00                0.00               0.00
Total Interest Due                                         974,656.15           112,891.67          182,978.58       1,270,526.39
Investor Default Amount                                  4,254,460.84           412,553.78          489,907.61       5,156,922.23
Investor Monthly Fees Due                                1,265,000.00           122,666.67          145,666.67       1,533,333.33
Investor Additional Amounts Due
Total Due                                                6,494,116.98           648,112.11          818,552.85       7,960,781.95

Reallocated Investor Finance Charge Collections                                                                     15,080,118.73
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.1231%
Base Rate                                                                                                                 3.5884%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                  Class A              Class B           Interest               Total
--------------------------------------------                  -------              -------          ----------              -----

Beginning Certificates Balance                         759,000,000.00        73,600,000.00       87,400,000.00     920,000,000.00
Interest Distributions                                     974,656.15           112,891.67          182,978.58       1,270,526.39
Principal Deposits - Prin. Funding Account                       0.00                 0.00                0.00               0.00
Principal Distributions                                          0.00                 0.00                0.00               0.00
Total Distributions                                        974,656.15           112,891.67          182,978.58       1,270,526.39
Ending Certificates Balance                            759,000,000.00        73,600,000.00       87,400,000.00     920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.28

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.28

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.53

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.53

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $182,978.58

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $182,978.58

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $12,441,097.95

       a. Class A Monthly Interest:                               $974,656.15
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,254,460.84
       e. Excess Spread:                                        $7,211,980.97

   2.  Class B Available Funds:                                 $1,206,409.50

       a. Class B Monthly Interest:                               $112,891.67
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,093,517.83

   3.  Collateral Available Funds:                              $1,432,611.28

       a. Excess Spread:                                        $1,432,611.28

   4.  Total Excess Spread:                                     $9,738,110.08

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.9536%

   2.  Series 2002-1 Allocable Principal
       Collections:                                           $194,469,744.86

   3.  Principal Allocation Percentage of
       Series 2002-1 Allocable Principal Collections:         $167,153,691.70

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $167,153,691.70

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,156,922.23

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $172,310,613.93

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $87,400,000.00

   2.  Required Collateral Invested Amount                     $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $172,310,613.93

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-1

   1.  Excess Spread:                                           $9,738,110.08
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $412,553.78
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $182,978.58
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $489,907.61
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,119,336.78

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.5884%
       b. Prior Monthly Period                                        4.0155%
       c. Second Prior Monthly Period                                 4.1717%

   2.  Three Month Average Base Rate                                  3.9252%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.1231%
       b. Prior Monthly Period                                       14.6761%
       c. Second Prior Monthly Period                                14.3166%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.0386%



XX. Series 2002-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor         Transferors
A. Investor/Transferor Allocations                        Allocations          Interest              Interest
----------------------------------                        -----------       --------------         -----------
Beginning Invested /Transferor Amount                1,093,613,657.65       940,000,000.00      153,613,657.65
Beginning Adjusted Invested Amount                                N/A       940,000,000.00                 N/A
Floating Allocation Percentage                                    N/A             85.9536%            14.0464%
Principal Allocation Percentage                                   N/A             85.9536%            14.0464%
Collections of Finance Chg. Receivables                 17,925,895.44        15,407,947.40        2,517,948.04
Collections of Principal Receivables                   198,697,348.01       170,787,467.61       27,909,880.40
Defaulted Amount                                         6,130,087.59         5,269,029.23          861,058.35

Ending Invested / Transferor Amounts                 1,097,812,600.95       940,000,000.00      157,812,600.95


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                        Class A              Class B           Interest               Total
--------------------------------------                        -------              -------          ----------              -----

Principal Funding Account                                        0.00                 0.00                0.00               0.00
Investment Proceeds for Monthly Period                           0.00                 0.00                0.00               0.00
Reserve Draw Amount                                              0.00                 0.00                0.00               0.00
Available Reserve Account Amount                                 0.00                 0.00                0.00               0.00
Reserve Account Surplus                                          0.00                 0.00                0.00               0.00

Coupon  November 15, 2002 to December 15, 2002                1.4913%              1.7713%             2.3813%
Monthly Interest Due                                       995,844.32           114,698.28          183,111.51       1,293,654.11
Outstanding Monthly Interest Due                                 0.00                 0.00                0.00               0.00
Additional Interest Due                                          0.00                 0.00                0.00               0.00
Total Interest Due                                         995,844.32           114,698.28          183,111.51       1,293,654.11
Investor Default Amount                                  4,346,949.12           421,522.34          500,557.78       5,269,029.23
Investor Monthly Fees Due                                1,292,500.00           125,333.33          148,833.33       1,566,666.67
Investor Additional Amounts Due
Total Due                                                6,635,293.44           661,553.95          832,502.62       8,129,350.01

Reallocated Investor Finance Charge Collections                                                                     15,407,947.40
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.1231%
Base Rate                                                                                                                 3.5828%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                  Class A              Class B           Interest               Total
--------------------------------------------                  -------              -------          ----------              -----

Beginning Certificates Balance                         775,500,000.00        75,200,000.00       89,300,000.00     940,000,000.00
Interest Distributions                                     995,844.32           114,698.28          183,111.51       1,293,654.11
Principal Deposits - Prin. Funding Account                       0.00                 0.00                0.00               0.00
Principal Distributions                                          0.00                 0.00                0.00               0.00
Total Distributions                                        995,844.32           114,698.28          183,111.51       1,293,654.11
Ending Certificates Balance                            775,500,000.00        75,200,000.00       89,300,000.00     940,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.28

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.28

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.53

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.53

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $183,111.51

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $183,111.51

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $12,711,556.60

       a. Class A Monthly Interest:                               $995,844.32
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,346,949.12
       e. Excess Spread:                                        $7,368,763.16

   2.  Class B Available Funds:                                 $1,232,635.79

       a. Class B Monthly Interest:                               $114,698.28
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,117,937.51

   3.  Collateral Available Funds:                              $1,463,755.00

       a. Excess Spread:                                        $1,463,755.00

   4.  Total Excess Spread:                                     $9,950,455.68

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.9536%

   2.  Series 2002-2 Allocable Principal
       Collections:                                           $198,697,348.01

   3.  Principal Allocation Percentage of
       Series 2002-2 Allocable Principal Collections:         $170,787,467.61

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $170,787,467.61

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,269,029.23

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $176,056,496.84

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $89,300,000.00

   2.  Required Collateral Invested Amount                     $89,300,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $176,056,496.84

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-2

   1.  Excess Spread:                                           $9,950,455.68
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $421,522.34
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $183,111.51
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,566,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $500,557.78
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,278,597.39

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.5828%
       b. Prior Monthly Period                                        4.0099%
       c. Second Prior Monthly Period                                 4.1661%

   2.  Three Month Average Base Rate                                  3.9196%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.1231%
       b. Prior Monthly Period                                       14.6761%
       c. Second Prior Monthly Period                                14.3166%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.0386%



XXI. Series 2002-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor         Transferors
A. Investor/Transferor Allocations                        Allocations          Interest              Interest
----------------------------------                        -----------       --------------         -----------
Beginning Invested /Transferor Amount                1,070,345,281.96       920,000,000.00      150,345,281.96
Beginning Adjusted Invested Amount                                N/A       920,000,000.00                 N/A
Floating Allocation Percentage                                    N/A             85.9536%            14.0464%
Principal Allocation Percentage                                   N/A             85.9536%            14.0464%
Collections of Finance Chg. Receivables                 17,544,493.41        15,080,118.73        2,464,374.68
Collections of Principal Receivables                   194,469,744.86       167,153,691.70       27,316,053.16
Defaulted Amount                                         5,999,660.19         5,156,922.23          842,737.96

Ending Invested / Transferor Amounts                 1,074,454,886.04       920,000,000.00      154,454,886.04


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                        Class A              Class B           Interest               Total
--------------------------------------                        -------              -------          ----------              -----

Principal Funding Account                                        0.00                 0.00                0.00               0.00
Investment Proceeds for Monthly Period                           0.00                 0.00                0.00               0.00
Reserve Draw Amount                                              0.00                 0.00                0.00               0.00
Available Reserve Account Amount                                 0.00                 0.00                0.00               0.00
Reserve Account Surplus                                          0.00                 0.00                0.00               0.00

Coupon  November 15, 2002 to December 15, 2002                1.4913%              1.7613%             2.3813%
Monthly Interest Due                                       974,656.15           111,624.11          179,215.52       1,265,495.78
Outstanding Monthly Interest Due                                 0.00                 0.00                0.00               0.00
Additional Interest Due                                          0.00                 0.00                0.00               0.00
Total Interest Due                                         974,656.15           111,624.11          179,215.52       1,265,495.78
Investor Default Amount                                  4,254,460.84           412,553.78          489,907.61       5,156,922.23
Investor Monthly Fees Due                                1,265,000.00           122,666.67          145,666.67       1,533,333.33
Investor Additional Amounts Due
Total Due                                                6,494,116.98           646,844.56          814,789.80       7,955,751.34

Reallocated Investor Finance Charge Collections                                                                     15,080,118.73
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.1231%
Base Rate                                                                                                                 3.5820%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                  Class A              Class B           Interest               Total
--------------------------------------------                  -------              -------          ----------              -----

Beginning Certificates Balance                         759,000,000.00        73,600,000.00       87,400,000.00     920,000,000.00
Interest Distributions                                     974,656.15           111,624.11          179,215.52       1,265,495.78
Principal Deposits - Prin. Funding Account                       0.00                 0.00                0.00               0.00
Principal Distributions                                          0.00                 0.00                0.00               0.00
Total Distributions                                        974,656.15           111,624.11          179,215.52       1,265,495.78
Ending Certificates Balance                            759,000,000.00        73,600,000.00       87,400,000.00     920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.28

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.28

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.52

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.52

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $179,215.52

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $179,215.52

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $12,441,097.95

       a. Class A Monthly Interest:                               $974,656.15
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,254,460.84
       e. Excess Spread:                                        $7,211,980.97

   2.  Class B Available Funds:                                 $1,206,409.50

       a. Class B Monthly Interest:                               $111,624.11
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,094,785.39

   3.  Collateral Available Funds:                              $1,432,611.28

       a. Excess Spread:                                        $1,432,611.28

   4.  Total Excess Spread:                                     $9,739,377.63

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.9536%

   2.  Series 2002-3 Allocable Principal
       Collections:                                           $194,469,744.86

   3.  Principal Allocation Percentage of
       Series 2002-3 Allocable Principal Collections:         $167,153,691.70

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $167,153,691.70

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,156,922.23

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $172,310,613.93

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $87,400,000.00

   2.  Required Collateral Invested Amount                     $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $172,310,613.93

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-3

   1.  Excess Spread:                                           $9,739,377.63
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $412,553.78
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $179,215.52
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $489,907.61
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,124,367.39

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.5820%
       b. Prior Monthly Period                                        4.0091%
       c. Second Prior Monthly Period                                 4.1653%

   2.  Three Month Average Base Rate                                  3.9188%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.1231%
       b. Prior Monthly Period                                       14.6761%
       c. Second Prior Monthly Period                                14.3166%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.0386%



XXII. Series 2002-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor         Transferors
A. Investor/Transferor Allocations                        Allocations         Interest               Interest
----------------------------------                        -----------       --------------         ------------
Beginning Invested /Transferor Amount                  581,709,392.37       500,000,000.00       81,709,392.37
Beginning Adjusted Invested Amount                                N/A       500,000,000.00                 N/A
Floating Allocation Percentage                                    N/A             85.9536%            14.0464%
Principal Allocation Percentage                                   N/A             85.9536%            14.0464%
Collections of Finance Chg. Receivables                  9,535,050.76         8,195,716.70        1,339,334.06
Collections of Principal Receivables                   105,690,078.73        90,844,397.66       14,845,681.07
Defaulted Amount                                         3,260,684.89         2,802,675.12          458,009.76

Ending Invested / Transferor Amounts                   583,942,872.85       500,000,000.00       83,942,872.85


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                        Class A              Class B           Interest               Total
--------------------------------------                        -------              -------           ---------              -----

Principal Funding Account                                        0.00                 0.00                0.00               0.00
Investment Proceeds for Monthly Period                           0.00                 0.00                0.00               0.00
Reserve Draw Amount                                              0.00                 0.00                0.00               0.00
Available Reserve Account Amount                                 0.00                 0.00                0.00               0.00
Reserve Account Surplus                                          0.00                 0.00                0.00               0.00

Coupon  November 15, 2002 to December 15, 2002                1.4213%              1.6913%             2.2313%
Monthly Interest Due                                       504,839.84            58,254.17           91,264.32         654,358.33
Outstanding Monthly Interest Due                                 0.00                 0.00                0.00               0.00
Additional Interest Due                                          0.00                 0.00                0.00               0.00
Total Interest Due                                         504,839.84            58,254.17           91,264.32         654,358.33
Investor Default Amount                                  2,312,206.98           224,214.01          266,254.14       2,802,675.12
Investor Monthly Fees Due                                  687,500.00            66,666.67           79,166.67         833,333.33
Investor Additional Amounts Due
Total Due                                                3,504,546.82           349,134.84          436,685.13       4,290,366.79

Reallocated Investor Finance Charge Collections                                                                      8,195,716.70
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.1231%
Base Rate                                                                                                                 3.5033%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                  Class A              Class B           Interest               Total
--------------------------------------------                  -------              -------          ----------              -----

Beginning Certificates Balance                         412,500,000.00        40,000,000.00       47,500,000.00     500,000,000.00
Interest Distributions                                     504,839.84            58,254.17           91,264.32         654,358.33
Principal Deposits - Prin. Funding Account                       0.00                 0.00                0.00               0.00
Principal Distributions                                          0.00                 0.00                0.00               0.00
Total Distributions                                        504,839.84            58,254.17           91,264.32         654,358.33
Ending Certificates Balance                            412,500,000.00        40,000,000.00       47,500,000.00     500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.22

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.22

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.46

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.46

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $91,264.32

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $91,264.32

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $6,761,466.28

       a. Class A Monthly Interest:                               $504,839.84
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,312,206.98
       e. Excess Spread:                                        $3,944,419.46

   2.  Class B Available Funds:                                   $655,657.34

       a. Class B Monthly Interest:                                $58,254.17
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $597,403.17

   3.  Collateral Available Funds:                                $778,593.09

       a. Excess Spread:                                          $778,593.09

   4.  Total Excess Spread:                                     $5,320,415.71

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.9536%

   2.  Series 2002-4 Allocable Principal
       Collections:                                           $105,690,078.73

   3.  Principal Allocation Percentage of
       Series 2002-4 Allocable Principal Collections:          $90,844,397.66

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $90,844,397.66

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-4:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,802,675.12

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $93,647,072.79

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $93,647,072.79

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-4

   1.  Excess Spread:                                           $5,320,415.71
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $224,214.01
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $91,264.32
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $266,254.14
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $3,905,349.91

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.5033%
       b. Prior Monthly Period                                        3.9304%
       c. Second Prior Monthly Period                                 4.0866%

   2.  Three Month Average Base Rate                                  3.8401%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.1231%
       b. Prior Monthly Period                                       14.6761%
       c. Second Prior Monthly Period                                14.3166%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.0386%



XXIII. Series 2002-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor         Transferors
A. Investor/Transferor Allocations                        Allocations          Interest              Interest
----------------------------------                       ------------       --------------         -----------
Beginning Invested /Transferor Amount                  698,051,270.84       600,000,000.00       98,051,270.84
Beginning Adjusted Invested Amount                                N/A       600,000,000.00                 N/A
Floating Allocation Percentage                                    N/A             85.9536%            14.0464%
Principal Allocation Percentage                                   N/A             85.9536%            14.0464%
Collections of Finance Chg. Receivables                 11,442,060.92         9,834,860.04        1,607,200.88
Collections of Principal Receivables                   126,828,094.48       109,013,277.20       17,814,817.28
Defaulted Amount                                         3,912,821.86         3,363,210.15          549,611.72

Ending Invested / Transferor Amounts                   700,731,447.42       600,000,000.00      100,731,447.42


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                        Class A              Class B           Interest               Total
--------------------------------------                        -------              -------          ----------              -----

Principal Funding Account                                        0.00                 0.00                0.00               0.00
Investment Proceeds for Monthly Period                           0.00                 0.00                0.00               0.00
Reserve Draw Amount                                              0.00                 0.00                0.00               0.00
Available Reserve Account Amount                                 0.00                 0.00                0.00               0.00
Reserve Account Surplus                                          0.00                 0.00                0.00               0.00

Coupon  November 15, 2002 to December 15, 2002                1.5513%              1.8313%             2.4313%
Monthly Interest Due                                       661,220.31            75,691.67          119,333.85         856,245.83
Outstanding Monthly Interest Due                                 0.00                 0.00                0.00               0.00
Additional Interest Due                                          0.00                 0.00                0.00               0.00
Total Interest Due                                         661,220.31            75,691.67          119,333.85         856,245.83
Investor Default Amount                                  2,774,648.37           269,056.81          319,504.96       3,363,210.15
Investor Monthly Fees Due                                  825,000.00            80,000.00           95,000.00       1,000,000.00
Investor Additional Amounts Due
Total Due                                                4,260,868.69           424,748.48          533,838.82       5,219,455.98

Reallocated Investor Finance Charge Collections                                                                      9,834,860.04
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.1231%
Base Rate                                                                                                                 3.6426%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                  Class A              Class B           Interest               Total
--------------------------------------------                  -------              -------          ----------              -----

Beginning Certificates Balance                         495,000,000.00        48,000,000.00       57,000,000.00     600,000,000.00
Interest Distributions                                     661,220.31            75,691.67          119,333.85         856,245.83
Principal Deposits - Prin. Funding Account                       0.00                 0.00                0.00               0.00
Principal Distributions                                          0.00                 0.00                0.00               0.00
Total Distributions                                        661,220.31            75,691.67          119,333.85         856,245.83
Ending Certificates Balance                            495,000,000.00        48,000,000.00       57,000,000.00     600,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.34

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.34

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.58

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.58

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $119,333.85

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $119,333.85

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $8,113,759.53

       a. Class A Monthly Interest:                               $661,220.31
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,774,648.37
       e. Excess Spread:                                        $4,677,890.85

   2.  Class B Available Funds:                                   $786,788.80

       a. Class B Monthly Interest:                                $75,691.67
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $711,097.14

   3.  Collateral Available Funds:                                $934,311.70

       a. Excess Spread:                                          $934,311.70

   4.  Total Excess Spread:                                     $6,323,299.69

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.9536%

   2.  Series 2002-5 Allocable Principal
       Collections:                                           $126,828,094.48

   3.  Principal Allocation Percentage of
       Series 2002-5 Allocable Principal Collections:         $109,013,277.20

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $109,013,277.20

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,363,210.15

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $112,376,487.35

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $57,000,000.00

   2.  Required Collateral Invested Amount                     $57,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $112,376,487.35

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-5

   1.  Excess Spread:                                           $6,323,299.69
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $269,056.81
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $119,333.85
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,000,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $319,504.96
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,615,404.06

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.6426%
       b. Prior Monthly Period                                        4.0697%
       c. Second Prior Monthly Period                                 4.2260%

   2.  Three Month Average Base Rate                                  3.9795%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.1231%
       b. Prior Monthly Period                                       14.6761%
       c. Second Prior Monthly Period                                14.3166%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.0386%



XXIV. Series 2002-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor         Transferors
A. Investor/Transferor Allocations                        Allocations          Interest              Interest
----------------------------------                        -----------       --------------         -----------
Beginning Invested /Transferor Amount                  837,661,525.01       720,000,000.00      117,661,525.01
Beginning Adjusted Invested Amount                                N/A       720,000,000.00                 N/A
Floating Allocation Percentage                                    N/A             85.9536%            14.0464%
Principal Allocation Percentage                                   N/A             85.9536%            14.0464%
Collections of Finance Chg. Receivables                 13,730,473.10        11,801,832.05        1,928,641.05
Collections of Principal Receivables                   152,193,713.37       130,815,932.64       21,377,780.74
Defaulted Amount                                         4,695,386.24         4,035,852.18          659,534.06

Ending Invested / Transferor Amounts                   840,877,736.90       720,000,000.00      120,877,736.90


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                        Class A              Class B           Interest               Total
--------------------------------------                        -------              -------          ----------              -----

Principal Funding Account                                        0.00                 0.00                0.00               0.00
Investment Proceeds for Monthly Period                           0.00                 0.00                0.00               0.00
Reserve Draw Amount                                              0.00                 0.00                0.00               0.00
Available Reserve Account Amount                                 0.00                 0.00                0.00               0.00
Reserve Account Surplus                                          0.00                 0.00                0.00               0.00

Coupon  November 15, 2002 to December 15, 2002                1.5213%              1.8313%             2.4313%
Monthly Interest Due                                       778,119.38            90,830.00          143,200.63       1,012,150.00
Outstanding Monthly Interest Due                                 0.00                 0.00                0.00               0.00
Additional Interest Due                                          0.00                 0.00                0.00               0.00
Total Interest Due                                         778,119.38            90,830.00          143,200.63       1,012,150.00
Investor Default Amount                                  3,329,578.05           322,868.17          383,405.96       4,035,852.18
Investor Monthly Fees Due                                  990,000.00            96,000.00          114,000.00       1,200,000.00
Investor Additional Amounts Due
Total Due                                                5,097,697.42           509,698.17          640,606.58       6,248,002.18

Reallocated Investor Finance Charge Collections                                                                     11,801,832.05
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.1231%
Base Rate                                                                                                                 3.6175%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                  Class A              Class B           Interest               Total
--------------------------------------------                  -------              -------          ----------              -----

Beginning Certificates Balance                         594,000,000.00        57,600,000.00       68,400,000.00     720,000,000.00
Interest Distributions                                     778,119.38            90,830.00          143,200.63       1,012,150.00
Principal Deposits - Prin. Funding Account                       0.00                 0.00                0.00               0.00
Principal Distributions                                          0.00                 0.00                0.00               0.00
Total Distributions                                        778,119.38            90,830.00          143,200.63       1,012,150.00
Ending Certificates Balance                            594,000,000.00        57,600,000.00       68,400,000.00     720,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.31

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.31

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.58

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.58

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $143,200.63

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $143,200.63

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $9,736,511.44

       a. Class A Monthly Interest:                               $778,119.38
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,329,578.05
       e. Excess Spread:                                        $5,628,814.02

   2.  Class B Available Funds:                                   $944,146.56

       a. Class B Monthly Interest:                                $90,830.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $853,316.56

   3.  Collateral Available Funds:                              $1,121,174.04

       a. Excess Spread:                                        $1,121,174.04

   4.  Total Excess Spread:                                     $7,603,304.63

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.9536%

   2.  Series 2002-6 Allocable Principal
       Collections:                                           $152,193,713.37

   3.  Principal Allocation Percentage of
       Series 2002-6 Allocable Principal Collections:         $130,815,932.64

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $130,815,932.64

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-6:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,035,852.18

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $134,851,784.81

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $68,400,000.00

   2.  Required Collateral Invested Amount                     $68,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $134,851,784.81

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-6

   1.  Excess Spread:                                           $7,603,304.63
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $322,868.17
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $143,200.63
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,200,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $383,405.96
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,553,829.87

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.6175%
       b. Prior Monthly Period                                        4.0446%
       c. Second Prior Monthly Period                                 4.2009%

   2.  Three Month Average Base Rate                                  3.9544%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.1231%
       b. Prior Monthly Period                                       14.6761%
       c. Second Prior Monthly Period                                14.3166%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.0386%